SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement"), dated as of June 1, 1998, is among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined herein), BANKERS TRUST COMPANY, (in its individual capacity, "Bankers Trust"), as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and as an issuing bank (in such capacity, together with its successors in such capacity, an "Issuing Bank"), CIBC INC., a Delaware corporation (in its individual capacity, "CIBC") as syndication agent (in such capacity, together with its successors in such capacity, the "Syndication Agent"), and PARIBAS, a French bank acting through its Houston Agency (in its individual capacity, "Paribas"), as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent") and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent").

                                R E C I T A L S:

         WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Documentation Agent, and First Union National Bank of North Carolina ("First Union"), as collateral agent and syndication agent, entered into that certain Amended and Restated Credit Agreement dated as of April 30, 1997 (the "Original Credit Agreement") pursuant to which the Banks agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

         WHEREAS, the parties to the Original Credit Agreement entered into a First Amendment to Amended and Restated Credit Agreement, Resignation of Collateral Agent and Appointment of Substitute Collateral Agent dated as of May 29, 1997 (the "First Amendment"); and

         WHEREAS, the parties to the Original Credit Agreement and CIBC entered into a Second Amendment to Amended and Restated Credit Agreement dated as of September 30, 1997 (the "Second Amendment"); and

         WHEREAS, as of October 1, 1997, CIBC became a Bank under the Original Credit Agreement as amended by the First Amendment; and

         WHEREAS, Bank of America National Trust and Savings Association ("BOA") became a Bank under the Original Credit Agreement as amended by the First Amendment and the Second Amendment; and

         WHEREAS, the parties to the Original Credit Agreement, as amended to the date hereof, entered into a Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 and a Fourth Amendment to Amended and Restated Credit Agreement dated



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 1 as of March 30, 1998 (together with the First Amendment, the Second Amendment, and the Original Credit Agreement, the "Credit Agreement");

         WHEREAS, the Borrower and the Banks are willing to consolidate, amend and restate the Credit Agreement in its entirety upon and subject to the terms, conditions and provisions of this Agreement; and

         WHEREAS, pursuant to this Agreement, Wells Fargo Bank (Texas), National Association and Toronto Dominion (Texas), Inc. shall each become a Bank hereunder and BOA will no longer be a Bank or a party to this Agreement;

         NOW THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

                                    ARTICLE I

                                   Definitions

     Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Adjusted Eurodollar Rate" means, with respect to each Eurodollar Loan for any Interest Period, a rate per annum (rounded upwards, if necessary to the nearest integral multiple of the number of decimal points displayed on Telerate Page 3750, or any successor or similar service, or if neither such Telerate Page 3750 nor any successor or similar service is available and such rate is determined using the Reference Bank, one one-hundredth of one percent (1/100%), equal to (i) the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by the Administrative Agent and the Borrower) as of 11:00 a.m., London time (or as soon thereafter as practicable), two Eurodollar Business Days prior to the beginning of such Interest Period, and (ii) if neither such Telerate Page 3750 nor any successor or similar service is available, then the quotient of (x) the arithmetic average of the quotation by the Reference Bank (notified to the Administrative Agent by the Reference Bank) of the rate of interest per annum at which deposits in Dollars in immediately available funds are offered to the Reference Bank and two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by prime banks in the interbank Eurodollar market as at or about 9:00 a.m., Houston time, for delivery on the first day of such Interest Period, in each case for a period equal to such Interest Period and in an amount equal to the proposed Eurodollar Loan of the Reference Bank to which such Eurodollar Interest Period relates, divided by (y) the remainder of one minus the decimal equivalent of the applicable Reserve Requirement.

                  "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds 10% or more of



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 3
         any class of voting stock of such Person; or (c) 10% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall any Agent, the Issuing Bank or any Bank be deemed an Affiliate of the Borrower or any of its Subsidiaries.

                  "Agent"   means   any  of  the   Administrative   Agent,   the
         Documentation Agent, the Collateral Agent and the Syndication Agent; and "Agents" shall mean all of them.

                  "Agent Letter" means the letter agreement dated as of June 1, 1998, among Bankers Trust and the Borrower.

                  "Amendment Letter" means the letter agreement dated as of June 1, 1998, among Bankers Trust, CIBC, Paribas and the Borrower.

                  "Applicable Margin" means the margin set forth in the following grid and determined to be the applicable percentage pursuant to the Borrowing Percentage, which Applicable Margin shall change as and when the Borrowing Percentage changes:


Borrowing Percentage                                              Applicable                Applicable
                                                                  Margin for          Margin for Base
                                                          Eurodollar Loans                  Rate Loans
Greater than 75%                                                    1.50%                      0.25%
Greater than 50% but less than or equal to                          1.25%                       0%
75%
Greater than or equal to 25% but less than or                       1.00%                       0%
equal to 50%
Less than 25%                                                        .75%                       0%
========================================================  ==========================  =======================


                  "Applicable Lending Office" means for each Bank and each Type of Loan, the Lending Office of such Bank (or of an Affiliate of such Bank) designated for such Type of Loan below its name on the signature pages hereof or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower and the Administrative Agent as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Rate" means: (a) during the period that a Loan is a Base Rate Loan, the Base Rate plus the Applicable Margin; and (b) during the period that a Loan is a Eurodollar Loan, the Adjusted Eurodollar Rate plus the Applicable Margin.



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

                  "Assignee" has the meaning assigned to it in Section 14.7(b).

                  "Assigning Bank" has the meaning assigned to it in Section 14.
                   7(b).

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Bank and its assignee and accepted by the Administrative Agent pursuant to Section 14.7, in substantially the form of Exhibit "G" hereto, or such other form as to which all of the parties hereto shall consent in writing.

                  "Bank" means each bank or other lending institution that is or that may from time to time become a signatory hereto, any successor or assignee thereof.

                  "Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day, or (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. If for any reason the Administrative Agent determines (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist.

                  "Base Rate Loans" means Loans the interest rates on which are determined on the basis of the rates referred to in the definition of "Base Rate" in this Section 1.1.

                  "Beneficial Owner" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended and as it may be amended from time to time, or any successor provision thereto, except that a Person shall be deemed to have "beneficial ownership" of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

                  "Borrower Pledge Agreement" means the Second Amended and Restated Pledge Agreement of the Borrower in favor of the Collateral Agent for the benefit of itself, the other Agents, the Banks and the Issuing Banks, in substantially the form of Exhibit "D" hereto, as the same may be amended, supplemented, or modified.

                  "Borrowing Base" means an amount of indebtedness which can be adequately supported by the value of oil and gas reserves and assets, contracts and throughput attributable to the Mortgaged Properties owned by Borrower and its Restricted Subsidiaries in which the Collateral Agent holds a perfected, first priority Lien, the values of which shall be determined and redetermined by the Majority Banks, in the exercise of their sole discretion, in accordance with the terms hereof and their customary practices and standards for the valuation of similar property. The initial Borrowing Base shall be $65,000,000.

                  "Borrowing Base Deficiency" means as of any date, that the aggregate outstanding Loans plus the Letter of Credit Liabilities exceed the Borrowing Base as determined pursuant to Section 2.8 and as reduced from time to time pursuant to Section 4.5(b).

                  "Borrowing Base Deficiency Rate" means, the lesser of (a) the Maximum Rate, or (b) the Applicable Rate in effect from day to day, plus two percent.

                  "Borrowing Percentage" shall mean, for the purpose of determining the Applicable Margin for Eurodollar and Base Rate Loans, the aggregate unpaid principal balance of the Loans then outstanding as a percentage of the Borrowing Base then in effect.

                  "Business Day" means (a) a day other than Saturday, Sunday or a day on which commercial banks in New York and Dallas, Texas are not authorized to be open or are required to close, and, (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Eurodollar Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Change in Control" shall mean an occurrence of one or more of the following events: (a) any Person, or any Persons acting together in a manner which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended and as it may be amended from time to time, or any successor provision thereto, together with any Affiliates thereof, become the Beneficial Owners of capital stock of the



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

          Borrower through a purchase, merger or other acquisition transaction (in one transaction or a series of related transactions), entitling such Person or Persons and its or their Affiliates to exercise more than 50% of the total voting power of all classes of the Borrower's capital stock entitled to vote generally in the election of directors,
          (b) a plan is adopted relating to the liquidation or dissolution of the Borrower, (c) the Borrower shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person other than a Restricted Subsidiary, or any other Person shall consolidate with or merge into the Borrower (other than, in the case of this clause (c), pursuant to any consolidation or merger where Persons who are Beneficial Owners of the Borrower's capital stock entitled to vote generally in the election of directors immediately prior thereto become the Beneficial Owners of shares of capital stock of the surviving corporation entitling such Persons to exercise more than 50% of the total voting power of all classes of such surviving corporation's capital stock entitled to vote generally in the election of directors or persons holding similar positions), or (d) during any calendar year period, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election to such board of directors, or whose nomination for election by the stockholders of the Borrower, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Borrower then in office.

                  "Closing Date" means the date on which the closing of the loan transactions contemplated by this Agreement occurs.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

                  "Collateral" has the meaning specified in Section 6.1.

                  "Compliance Certificate" means a certificate of the chief financial officer or chief accounting officer of the Borrower required under Section 9.1(c) hereof.

                  "Commitment" means, as to each Bank, the obligation of such Bank to make Loans and purchase participations in Letters of Credit pursuant to Section 3.1 in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereof under the heading "Commitment," or in the Assignment and Acceptance pursuant to which such Bank assumed its Commitment, as applicable as the same may be (a) reduced pursuant to Section 2.7 or terminated pursuant to Section 2.7 or 12.2 and (b) reduced or increased from time to time pursuant to assignments by or to such Bank pursuant to Section 14.7.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 7

                  "Consolidated Current Assets" means, at any particular time, all amounts which in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries plus Unused Availability.

                  "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries; provided, however, that the current portion of long-term Debt under this Agreement and the other Loan
          Documents   shall  be  excluded  from  the   calculation   of  current
          liabilities.

                  "Consolidated EBITDA" means, for the Borrower and the Restricted Subsidiaries on a consolidated basis, with respect to any period for which a determination is to be made, the sum of (i) gross profit (revenues less cost of sales), minus (ii) operating expenses, minus (iii) general and administrative expenses, plus (iv) cash equity earnings of any unconsolidated Subsidiary of the Borrower or any partnership, joint venture or entity in which the Borrower or any of its Subsidiaries has an equity interest, plus (v) gains on the sale or other dispositions of assets, plus (vi) interest, dividends or other income, all of (i) through (vi) as determined in accordance with GAAP.

                  "Consolidated   Interest   Coverage   Ratio"  means,   at  any
          particular time, the ratio of (a) Consolidated EBITDA to (b) Interest Expense.

                  "Consolidated Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries, plus, if applicable, the amount of any cumulative full-cost ceiling test write-downs.

                  "Contingent Liabilities" means, as applied to any Person, those direct or indirect liabilities of that Person with respect to any Debt, lease, dividend, letter of credit or other monetary or financial obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligation, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Liabilities shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liabilities are made



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 8 or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to Section 4.2 of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 4.2 or Article V of one Type of Loan into another Type of Loan.

                  "Current Ratio" means, at any particular time, the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

                  "Debt" means as to any Person at any time (without duplication): (a) all Funded Debt and (b) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

                  "Debt to Capitalization Ratio" means, at any particular time, the ratio of (i) Funded Debt to (ii) the sum of Funded Debt, plus Consolidated Net Worth.

                  "Default" means the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "Default  Rate" means the lesser of (i) the Maximum  Rate,  or
          (ii) the sum of the Applicable Rate in effect from day to day, plus two percent.

                  "Determination Date" means each April 1 and October 1 of each year, commencing October 1, 1998.

                  "Dissenting Bank" has the meaning assigned to it in Section 2. 8(b) hereof.

                  "Dollars" and "$" mean lawful money of the United States of America.

                  "Eligible  Assignee"  means any commercial  bank,  savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed, and unless an Event of Default has occurred and is continuing, approved by Borrower which approval shall not be unreasonably withheld or delayed.

                  "Engineering Reports" shall have the meaning specified in subsection 2.8(a).

                  "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, including, without



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 9 limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., the Clean Water Act, 33 U.S.C. ss. 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as such laws, regulations, and requirements may be amended or supplemented from time to time.

                  "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder, in each case as in effect from time to time.

                  "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

                  "Eurodollar Loans" means Loans the interest rates on which are determined on the basis of the rates referred to in the definition of "Adjusted Eurodollar Rate" in this Section 1.1.

                  "Eurodollar Rate" shall mean, with respect to each Eurodollar Loan for any Eurodollar Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest integral multiple of the number of decimal points displayed on Telerate Page 3750, or any successor or similar service, or if neither such Telerate Page 3750 nor any successor or similar service is available and such rate is determined using the Reference Bank, one one-hundredth of one percent (1/100%)), equal to (i) the average of the offered quotations appearing on Telerate Page 3750 (or if such Telerate Page shall not be available, any successor or similar service as may be selected by the Administrative Agent and the Borrower) as of 11:00 a.m., London time (or as soon thereafter as practicable), two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period, and (ii) if neither such Telerate Page 3750 nor any successor or similar service is available, then the



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 10 quotient of (x) the arithmetic average of the quotation by the Reference Bank (notified to the Administrative Agent by the Reference
          Bank) of the rate of interest per annum at which deposits in Dollars in immediately available funds are offered to the Reference Bank two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by prime banks in the interbank Eurodollar market as at or about 9:00 a.m., Houston time, for delivery on the first day of such Eurodollar Interest Period, in each case for a period equal to such Eurodollar Interest Period and in an amount equal to the proposed Eurodollar Loan of such Reference Bank to which such Eurodollar Interest Period relates, divided by (y) the remainder of one (1) minus the decimal equivalent of the applicable Reserve Requirement.

                  "Event of Default" has the meaning specified in Section 12.1.

                  "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Funded Debt" means, on a consolidated basis for the Borrower and the Restricted Subsidiaries, as of any date of determination (without duplication): (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business, (d) all Capital Lease Obligations, (e) all obligations secured by a Lien existing on property owned by the Borrower and the Restricted Subsidiaries, whether or not the obligations secured thereby have been assumed by the Borrower or are non-recourse to the credit of such Person, (f) all Contingent Liabilities, (g) all reimbursement obligations (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments and (h) all Swap Obligations to the extent secured by cash deposited as a result of margin calls. Funded Debt shall not include any obligations (other than those described in subsection (h) above) incurred in connection with Swap Obligations.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period. In the event any change in GAAP after the date hereof would materially affect the calculation of the financial covenants contained in Article XI, the Borrower and the Required Banks agree to enter into good faith



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 11 negotiations for an agreement to revise such financial covenants or the definitions of terms used therein to take into account such changes in GAAP; provided, however, that until the Borrower and the Required Banks have entered into such an agreement, such financial calculations shall continue to be made in accordance with GAAP as in effect immediately prior to such change.

                  "Gas Gathering Systems" means the gas plant and those certain gas gathering systems consisting of all equipment, assets, rights-of-way, surface leases, contracts and related assets more particularly described on Schedule 1.1 attached hereto.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "Guarantor" means each present and future Restricted Subsidiary of Borrower.

                  "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed as a hazardous substance under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

                  "Hedge Agreements" shall have the meaning assigned to such term in Section 10.14.

                  "Hydrocarbons" means all oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, carbon dioxide, liquid hydrocarbons, gaseous hydrocarbons, and all other minerals, and all products obtained, refined or processed therefrom.

                  "Indenture" means that certain Indenture dated as of May 29, 1997, executed by and among the Borrower, the Guarantors and First
          Union National Bank of North Carolina, as trustee, as amended, modified or supplemented from time to time.

                  "Interest Expense" means, for any period, all interest on Debt (including the interest portion of payments under Capital Lease Obligations and any capitalized interest but excluding the non-cash accretion of the discount and amortization of the Agents' and the Banks' fees hereunder) of Borrower and its Restricted Subsidiaries
          (determined on a consolidated basis) paid or accrued during such period, provided that there shall be added to "Interest Expense" any fees or commissions payable in connection with any letters of credit during such period.

                  "Interest Period" means, with respect to any Eurodollar Loan, each period commencing on the date such Loan is made or Converted from a Base Rate Loan or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Loan, the last day of the next preceding Interest Period with respect to such Loan, and ending on the



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 12
          numerically corresponding day in the first, second, third, or, if available from all of the Banks, the sixth or twelfth calendar month thereafter, as the Borrower may select as provided in Section 4.1 or
          4.2 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

                  Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than six Interest Periods for Eurodollar Loans shall be in effect at the same time; and (d) no Interest Period may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Loans having Interest Periods that end after such principal payment date shall be equal to or less than the Loans to be outstanding hereunder after such principal payment date.

                  "Issuing Bank" means, with respect to any Letter of Credit, Bankers Trust or any of its Affiliates or, with the approval of the Administrative Agent, any other Bank which chooses to be an Issuing Bank hereunder, in its capacity as issuer of each Letter of Credit, and any successor Issuing Bank appointed pursuant to the terms of
          Section 3.9.

                  "Knowledge" means either (a) actual knowledge of a responsible officer of the Borrower or a Restricted Subsidiary of the Borrower or employee of the Borrower or a Restricted Subsidiary charged with responsibility for the matter at issue or in question or (b) knowledge that a prudent responsible officer of the Borrower or a Restricted Subsidiary of the Borrower or employee of the Borrower or a Restricted Subsidiary charged with responsibility for the matter at issue or in question could be expected to discover or otherwise become aware of in the course of conducting the Borrower's or such Restricted Subsidiary's business.

                  "L/C Documents" has the meaning specified in Section 3.1.

                  "LC Participation" means, with respect to any Bank at any time, the amount of the participating interest held by such Bank in respect of a Letter of Credit.

                  "Letter of Credit" means any standby letter of credit issued by an Issuing Bank for the account of the Borrower or any Restricted Subsidiary pursuant to Article III.

                  "Letter of Credit Liabilities" means, at any time, the aggregate face amounts of all outstanding Letters of Credit.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 13

                  "Letter of Credit Request Form" means a certificate, in substantially the form of Exhibit "C" hereto, properly completed and signed by the Borrower requesting issuance of a Letter of Credit.

                  "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise; provided, however, that a negative pledge is not a Lien for purposes of this Agreement or the other Loan Documents.

                  "Loan" means, as to each Bank, the revolving credit loans to be made by such Bank pursuant to Section 2.1.

                  "Loan Documents" means this Agreement and all promissory notes, security agreements, pledge agreements, intercreditor and/or subordination agreements, deeds of trust, mortgages, fee letters, assignments, guaranties, letters of credit, letter of credit applications and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                  "Loan Request Form" means a certificate, in substantially the form of Exhibit "B" hereto, properly completed and signed by the Borrower requesting a Loan.

                  "Majority Banks" means at any time while no Loans or Letter of Credit Liabilities are outstanding, Banks having commitments totaling at least 75% of the amount of the Borrowing Base and, at any time while Loans or Letter of Credit Liabilities are outstanding, Banks holding Loans and LC Participations totaling at least 75% of the amount of the Borrowing Base.

                  "Marketing Debt" means Debt of the Borrower in an amount not to exceed $4,000,000, which Debt consists of the Borrower's guaranty of Marketing LLC's credit facility. Marketing Debt shall be characterized as Debt of the Borrower solely for purposes of calculating the Borrower's Debt to Capitalization Ratio under Section
          11.3 hereof.

                  "Marketing LLC" means the limited liability company formed by the Borrower or one of its Subsidiaries and NGTS that assumed all of NGTS's natural gas marketing operations.

                  "Marketing Note" means, collectively, one or more promissory notes in the amount of $2,000,000 issued by the Borrower and payable to NGTS, which promissory notes shall be payable in cash or common stock of the Borrower, at the sole option of Borrower. The



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 14
          amount  of the  Marketing  Note  shall not be  characterized  as Debt, including for purposes of computing the Borrower's Debt to Capitalization Ratio under Section 11.3 hereof, so long as the Marketing Note is payable, at the sole option of the Borrower, in common stock of the Borrower.

                  "Maximum Rate" means, at any time and with respect to any Bank, the maximum rate of interest under applicable law that such Bank may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

                  "Mortgaged Properties" means all right, title and interest of Borrower and its Restricted Subsidiaries in and to (i) the Oil and Gas Properties identified on Schedule 1.1(a) hereof and such other Oil and Gas Properties as may from time to time become subject to the Lien of any Security Document; and (ii) the Gas Gathering Systems and such other assets and properties as may from time to time become subject to the Lien of any Security Document.

                  "Multi-employer Plan" means a Multi-employer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "NGTS" means Natural Gas Transmission Services, Inc.

                  "Net Cash Proceeds" means in connection with (a) any issuance by the Borrower or any of its Restricted Subsidiaries of any Debt, equity or debt securities or instruments, (b) the incurrence of other loans other than as permitted by Section 10.1 or (c) the disposition of any assets permitted by Section 10.8, the cash proceeds received from such issuance or sale, as applicable, net of all reasonable investment banking fees, legal fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith.

                  "New Properties" shall have the meaning specified in subsection 4.5(d) hereof.

                  "1996 Series A Preferred Stock" means the one million shares of the Borrower's 1996 Series A Convertible Preferred Stock, $.001 par value per share and a $10.00 stated value per share with a quarterly rate of $.21875 per share.

                  "Note" means a promissory note of the Borrower payable to the order of a Bank, in substantially the form of Exhibit "A" hereto, and all extensions, renewals, and modifications thereof and all substitutions therefor.



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 15

                  "Obligated Party" means any Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

                  "Obligations" means all (a) Swap Obligations, and (b) obligations, indebtedness, and liabilities of the Borrower to the Agents, the Issuing Banks and the Banks, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower under this Agreement and the other Loan Documents (including, without limitation, all of Borrower's contingent reimbursement obligations in respect of Letters of Credit but limited as provided in the preceding parenthetical clause), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

                  "Oil and Gas Properties" means and includes, collectively, (a) all Hydrocarbons prior to severance, and all leases, licenses and other contracts or arrangements granting interests in Hydrocarbons or proceeds of Hydrocarbons prior to severance, including without limitation all fee mineral interests, oil, gas and other minerals, leases, subleases, farmouts, royalties, overriding royalties, net profits interests, production payments and similar mineral interests, and all unsevered oil, gas, and other minerals in, under or attributable to any of the foregoing properties and interests, (b) all leases, licenses and other contracts or arrangements granting rights to explore for Hydrocarbons on or under partially or completely undeveloped acreage, and (c) all oil wells, gas wells, injection wells and other wells and all production therefrom.

                  "Operating   Lease"  means  any  lease  (other  than  a  lease
          constituting a Capital Lease Obligation) of real or personal property.

                  "Original Closing Date" means the date on which the closing of the loan transactions contemplated by the Original Credit Agreement occurred.

                  "Original Credit Agreement" is defined in the recitals hereto.

                  "Payment Notice" means a request for payment given pursuant to
          Section 4.5 hereof.

                  "Payor" has the meaning assigned to it in Section 4.8.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                  "Permitted Debt" has the meaning specified in Section 10.1.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 16

                  "Permitted Investment in Marketing LLC" means an investment by the Borrower in Marketing LLC, in an amount not to exceed $4,500,000, which investment consists of (a) approximately $2,500,000 in cash and
          (b) the Marketing Note.

                  "Permitted Liens" has the meaning specified in Section 10.2.

                  "Person" means any  individual,  corporation,  business trust,
          association,   company,   partnership,   joint  venture,  Governmental
          Authority, or other entity.

                  "Plan" means any employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its Principal Office which may or not be the lowest or best rate offered by the Administrative Agent to its customers.

                  "Principal   Office"  means  the   principal   office  of  the
          Administrative Agent, presently located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006.

                  "Prohibited Transaction" means any transaction set forth in
          Section 406 of ERISA or Section 4975 of the Code.

                  "Property" means all real estate and other tangible and intangible property.

                  "Quarterly Payment Date" means the last day of each March, June, September and December of each year, the first of which shall be June 30, 1998.

                  "Reference Bank" means Bankers Trust.

                  "Register" has the meaning assigned to it in Section 14.7(d).

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 17

                  "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

                  "Remedial Action" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Reportable Event" means any of the events set forth in
          Section 4043 of ERISA.

                  "Required Banks" means at any time while no Loans or Letter of Credit Liabilities are outstanding, Banks having at least 66-2/3% of the aggregate amount of the Commitments and, at any time while Loans or Letter of Credit Liabilities are outstanding, Banks holding at least 66-2/3% of the outstanding aggregate principal amount of the Loans and LC Participations.

                  "Required Payment" has the meaning assigned to it in Section 4.8.

                  "Reserve Requirement" means, for any Eurodollar Loan for any Interest Period therefor, the average maximum rate at which reserves
          (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans.

                  "Restricted Subsidiary" means each Subsidiary other than the Unrestricted Subsidiaries.

                  "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

                  "Security  Documents"  means  all  mortgages,  deeds of trust,
          security  agreements,   guaranties,   assignments  of  production  and
          financing statements or such other instruments



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 18 securing or ensuring payment and performance of the Obligations or any part thereof, as the same may be amended, supplemented, or modified from time to time.

                  "Senior Unsecured Debt" means up to $140,000,000 of senior unsecured Debt issued by the Borrower pursuant to the terms of the Indenture upon the terms and conditions set forth therein.

                  "Subsidiary" means any corporation, partnership, joint venture, business trust or other legal entity in which the Borrower, either directly or indirectly through one or more intermediaries, owns or holds beneficial or record ownership of a majority of the outstanding voting securities or equity interests therein.

                  "Subsidiary Guaranty Agreement" means the Second Amended and Restated Guaranty Agreement of the Restricted Subsidiaries in favor of the Collateral Agent for the benefit of itself, the other Agents, the Banks and the Issuing Banks, in substantially the form of Exhibit "F" hereto, as the same may be amended, supplemented, or modified.

                  "Subsidiary Pledge Agreement" means the Second Amended and Restated Pledge Agreement of the Restricted Subsidiaries in favor of the Collateral Agent for the benefit of itself, the other Agents, the Banks and the Issuing Banks, in substantially the form of Exhibit "E" hereto, as the same may be amended, supplemented, or modified.

                  "Swap Obligations" shall mean, with respect to any Person, (a) all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and
          (b) all liabilities of such Person under commodity hedge, commodity swap, exchange, forward, future, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect such Person against fluctuations in commodity prices.

                  "Termination Date" means 12:00 P.M. New York, New York time on April 30, 2003, or such earlier date and time on which the Commitments terminate as provided in this Agreement.

                  "Trade Guarantees" means Contingent Liabilities in lieu of letters of credit issued on behalf of the Marketing LLC and for which the Borrower or one of its Subsidiaries are severally, or jointly and severally with one or more other Persons, or both, liable, which Trade Guarantees shall not exceed an aggregate of $25,000,000. Joint and several Trade Guarantees shall be subject to written indemnification agreements, in form and substance and from Persons satisfactory to the Agents, in their sole discretion, the effect of which shall be to reduce the liability of the Borrower to not more than a percentage of the joint and several guarantee equal to the Borrower's then current ownership interest in Marketing LLC. Trade Guarantees will be treated as Debt solely for the purpose of computing the Borrower's



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 19

          Debt to Capitalization Ratio only to the extent such Trade Guarantees exceed $15,000,000, and solely for purposes of computing the Borrower's Debt to Capitalization Ratio under Section 11.3 hereof, the amount of joint and several Trade Guarantees that are characterized as Debt in calculating such ratio shall be reduced by giving effect to the aforementioned written indemnification agreements. Notwithstanding the foregoing, the Majority Banks shall at all times reserve the right to include the entire amount of joint and several Trade Guarantees, or any portion thereof, as Debt in computing the ratio, based on such factors as the Majority Banks may from time to time deem material, in their discretion; provided, however, that an Agent on behalf of the Majority Banks must give the Borrower written notice at least 90 days prior to the end of a fiscal quarter in order for any amount of joint and several Trade Guarantees in excess of the Borrower's and its Subsidiaries' ratable share of such joint and several Trade Guarantees to be included as Debt in computing the Borrower's Debt to Capitalization Ratio for such fiscal quarter.

                  "Type" means any type of Loan (i.e., Base Rate Loan or Eurodollar Loan).

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York.

                  "Unrestricted Subsidiaries" means (a) Hunter Butcher International Limited Liability Company and (b) any future Subsidiary formed or acquired by the Borrower that is designated by the board of directors of the Borrower as an Unrestricted Subsidiary; provided, however, that no Subsidiary shall be designated as an Unrestricted Subsidiary if (i) a Default or Event of Default has occurred and is continuing, (ii) such Subsidiary's assets are pledged to the Agent and the Banks under this Agreement or any other Loan Document, (iii) such Subsidiary's Oil and Gas Properties are included in the calculation of the Borrowing Base, (iv) the creation or formation of such Subsidiary would not otherwise be permitted under Section 10.3 or 10.5 hereof, or
          (v) the creation, existence, or formation of such Subsidiary would not be permitted under any other material contract or agreement to which the Borrower is a party.

                  "Unused Availability" means an amount equal to the difference between the Borrowing Base and (a) outstanding Loans, plus (b) outstanding Letter of Credit Liabilities.

          Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.




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



                                   ARTICLE II

                                      Loans

          Section 2.1 Commitments. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one or more Loans to the Borrower from time to time from the date hereof to and including the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Commitment as then in effect, provided that the aggregate amount of all Loans at any time outstanding shall not exceed the lesser of (i) the aggregate amount of the Commitments minus the outstanding Letter of Credit Liabilities or (ii) the Borrowing Base (as reduced from time to time pursuant to the terms of this Agreement) minus the outstanding Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the amount of the Commitments by means of Base Rate Loans and Eurodollar Loans and, until the Termination Date, the Borrower may Convert Loans of one Type into Loans of another Type. Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

          Section 2.2 Notes. The obligation of the Borrower to repay each Bank for Loans made by such Bank and interest thereon shall be evidenced by a Note executed by the Borrower, payable to the order of such Bank, in the principal amount of such Bank's Commitment, and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 14.8.

          Section 2.3 Repayment of Loans. The Borrower shall repay the unpaid principal amount of all Loans on the Termination Date.

          Section 2.4 Interest. The unpaid principal amount of the Loans shall bear interest at a varying rate per annum equal from day to day to the lesser of
(a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Loan shall exceed the Maximum Rate, thereby causing the interest accruing on such Loan to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Loan shall not reduce the rate of interest on such Loan below the Maximum Rate until the aggregate amount of interest accrued on such Loan equals the aggregate amount of interest which would have accrued on such Loan if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Loans shall be due and payable as follows:

                  (i) in the case of Base Rate Loans, on each Quarterly Payment Date and on the Termination Date;

                  (ii) in the case of each Eurodollar Loan, on the last day of the Interest Period with respect thereto or in the case of any Interest Period that exceeds three months, on the last day of each third month during such Interest Period;



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



                  (iii) upon the payment or prepayment of any Loan or the Conversion of any Loan to a Loan of another Type (but only on the principal amount so paid, prepaid, or Converted); and

                  (iv)     on the Termination Date.

Notwithstanding the foregoing, any outstanding principal of any Loan and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

          Section 2.5 Use of Proceeds. The proceeds of Loans shall be used by the Borrower to develop property, to support working capital and for general corporate purposes.

          Section 2.6 Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Bank a commitment fee equal to the actual daily unused portion of the amount available under such Bank's Commitment, multiplied by the percentage set forth in the following grid and determined to be the applicable percentage pursuant to the Borrowing Percentage (which percentage shall change as and when the Borrowing Percentage changes) for the period from and including the date of this Agreement to and including the Termination Date:


Borrowing Percentage                        Applicable Commitment Fee Percentage
Greater than or equal to 50%                                   .375%
Less than 50%                                                  .250%

The commitment fee shall be calculated based on a 360 day year and the actual number of days elapsed. The accrued commitment fee shall be payable in arrears on each Quarterly Payment Date and on the Termination Date.

          Section 2.7  Reduction or  Termination  of  Commitments.  The Borrower
shall have the right to terminate in whole or reduce in part the available Borrowing Base or the unused portion of the Commitments upon at least three Business Days' prior notice (which notice shall be irrevocable) to the
Administrative Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided, however, the Commitment shall never be reduced below an amount equal to the outstanding Letter of Credit Liabilities. Each partial reduction shall be in the amount of $1,000,000 and in integral multiples of $500,000 and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Loans plus the outstanding Letter of Credit Liabilities exceeds the lesser of (i) an amount equal to the Borrowing Base, or (ii) the Commitments (after giving effect to such notice). Accrued and



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 22 unpaid interest on the principal amount so prepaid will be due concurrently with any such prepayment. The Borrowing Base and/or the Commitments may not be reinstated after they have been terminated or reduced.

          Section 2.8      Borrowing Base.

                  (a) The Borrowing Base shall be cumulative of all other limitations contained in this Agreement and the other Loan Documents. The initial Borrowing Base shall be $65,000,000 and shall be redetermined from time to time as provided herein. In addition, the Borrowing Base shall be redetermined semiannually as provided below. Upon delivery of the engineering reserve evaluation reports required by subsection 9.1(j) (collectively, the "Engineering Reports") and such other reports, data and supplemental information as may, from time to time, be reasonably requested by the Administrative Agent and the Banks, together with a certificate from the chief financial officer or chief accounting officer of Borrower that, to the best of such officer's Knowledge, (A) the factual information upon which such Engineering Reports are based is true and correct, (B) the certificate identifies the Properties covered by the Engineering Reports that have not been previously included in any prior Engineering Report, and (c) no Mortgaged Properties have been sold since the last Determination Date, on each Determination Date or on such other date as otherwise permitted hereunder, the Administrative Agent shall redetermine the Borrowing Base in accordance with its customary practices and standards for loans secured by similar types of property. Within 30 days of its receipt of the Engineering Reports, the Administrative Agent shall provide such redetermined Borrowing Base in writing to the Banks. Within ten days after their receipt of such information, the Banks shall give the Administrative Agent written notice of whether the Banks approve of the Administrative Agent's proposed Borrowing Base. For any redetermination of the Borrowing Base that results in an increase of the Borrowing Base, approval of all of the Banks shall be required. For any other redeterminations of the Borrowing Base, approval of the Majority Banks shall be required. The Borrowing Base established pursuant to this subsection 2.8(a) shall be effective as of the date the Borrower is notified in writing by the Administrative Agent of the requisite Bank approval. In the event that any Bank does not approve a proposed redetermination of the Borrowing Base, but the Required Banks do (each non-approving Bank in such case is hereinafter referred to as a "Dissenting Bank"), the Banks agree to maintain the Borrowing Base in effect immediately prior to the delivery of the most recent Engineering Reports until the earlier of: (a) the date on which the Borrower shall notify the Administrative Agent in writing of its willingness to accept the Borrowing Base as determined by the Dissenting Bank(s), if applicable, (b) the date on which Eligible Assignee or Assignees shall become party to this Agreement pursuant to
          Section 2.8(c) or (c) in cases of proposed decreases but not increases of the Borrowing Base, 75 days after the Borrower has been notified in writing of Dissenting Bank(s) and neither of (a) or (b) above shall have occurred. The new Borrowing Base shall be effective concurrently with the earlier to occur of (a), (b) or, if applicable, (c) above and shall remain in effect until it is subsequently redetermined pursuant to this subsection 2.8(a) or subsection 2.8(b).



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 23

                  (b) In addition to the determinations of the Borrowing Base required pursuant to subsection 2.8(a), special determinations thereof may be made for any reason (but not more than once between Determination Dates) at the option of either (i) the Borrower or (ii) Majority Banks. To request a special determination of the Borrowing Base, the Person requesting such determination shall provide the Agent and the Borrower with a written request of such determination. Any such special determination of the Borrowing Base shall be made by the Banks in consultation with one another using their customary standards for oil and gas lending and shall be based upon the most recent Engineering Reports delivered to the Banks by the Borrower and such other reports and data as the Banks may reasonably request. The Agent shall notify the Borrower of the redetermined Borrowing Base within 45 days of the Agent's receipt of the special determination request and the redetermined Borrowing Base shall be effective upon such notification. If the redetermination results in a decrease in the Borrowing Base, the Borrower shall repay the Loans within six months of such redetermination in six equal monthly installments, each in an amount equal 1/6 of the Borrowing Base Deficiency.

                  (c) The Administrative Agent or the Borrower may, but shall not be required to, replace any Dissenting Bank(s) with an Eligible Assignee or Eligible Assignees within 75 days of the Borrower being notified by the Administrative Agent of the Dissenting Bank(s). Upon payment to the Dissenting Bank(s) of all of (its) (their) Loans and execution and delivery by the Eligible Assignee or Assignees of an Assignment and Acceptance, the Dissenting Bank(s) shall no longer be a Bank hereunder or have any Commitment or obligations to the Borrower.


                                   ARTICLE III

                                Letters of Credit

          Section 3.1 Letters of Credit. Subject to the terms and conditions of this Agreement, each Issuing Bank agrees to issue one or more Letters of Credit for the account of the Borrower from time to time from the date hereof to and including the date that is 30 days prior to the Termination Date; provided, however, that the outstanding Letter of Credit Liabilities shall not at any time exceed the lesser of (1) $20,000,000, (2) an amount equal to the aggregate amount of the Commitments minus the sum of the outstanding Loans, or (3) the Borrowing Base (as reduced from time to time) minus the sum of the outstanding Loans. Each Letter of Credit may be issued for the account of or used by the Borrower or any Restricted Subsidiary, shall have an expiration date not beyond 10 days prior to the Termination Date, shall be payable in Dollars, must be satisfactory in form and substance to the applicable Issuing Bank, and shall be issued pursuant to such documents and instruments as such Issuing Bank may require (collectively, the "L/C Documents").

          Section 3.2 Participation by Banks. By the issuance of any Letter of Credit and without any further action on the part of the applicable Issuing Bank or any of the Banks in respect thereof,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 24
each Issuing Bank hereby grants to each Bank and each Bank hereby irrevocably agrees to acquire from each Issuing Bank a participation in each such Letter of Credit and the related Letter of Credit Liabilities, effective upon the issuance thereof without recourse or warranty, equal to such Bank's pro rata part (based on the aggregate Commitments) of such Letter of Credit and Letter of Credit Liabilities. Each Issuing Bank shall provide a copy of each Letter of Credit to each other Bank promptly after issuance. This agreement to grant and acquire participations is an agreement between each Issuing Bank and the Banks, and neither Borrower nor any beneficiary of a Letter of Credit shall be entitled to rely thereon. Borrower agrees that each Bank purchasing a participation from any Issuing Bank pursuant to this Section 3.2 may exercise all its rights to payment against Borrower including the right of setoff, with respect to such participation as fully as if such Bank were the direct creditor of Borrower in the amount of such participation.

          Section 3.3 Procedure for Issuing Letters of Credit. Each Letter of Credit shall be issued on at least three Business Days prior notice from the Borrower to the applicable Issuing Bank (with a copy to the Agent) by means of a Letter of Credit Request Form in the form of Exhibit C hereto describing the transaction proposed to be supported thereby and specifying (a) the requested date of issuance (which shall be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary and the account party, and (e) the form of the draft and any other documents required to be presented at the time of any drawing (such notice to set forth the exact wording of such documents or to attach copies thereof). Upon fulfillment of the applicable conditions precedent contained in Article VII, such Issuing Bank shall make the applicable Letter of Credit available to Borrower or, if so requested by Borrower, to the beneficiary of the Letter of Credit.

          Section 3.4 Reimbursements; Payments Constitute Loans. Each payment by an Issuing Bank pursuant to a drawing under a Letter of Credit shall constitute and be deemed a Base Rate Loan by each Bank to the Borrower under such Bank's Note and this Agreement as of the day and time such payment is made by such Issuing Bank and in the amount of such Bank's pro rata share of such payment; provided, however, if the applicable conditions precedent contained in Section
7.2 are not satisfied on the date such payment is made, the Borrower shall pay to the Administrative Agent for the account of the Issuing Bank, prior to 12:00 Noon, New York, New York time on the Business Day immediately following the date such payment is made by the Issuing Bank, the amount of such payment, together with interest thereon at the Base Rate plus the Applicable Margin from the date such payment is made by the Issuing Bank. If the Borrower fails to reimburse the Issuing Bank for such drawing prior to 12:00 Noon, New York, New York time on the Business Day following the date such payment is made by the Issuing Bank, such amount shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Promptly on the Business Day immediately following the date each payment is made by an Issuing Bank pursuant to a drawing under a Letter of Credit and after receipt of notice from the Issuing Bank of the Borrower's failure to reimburse the Issuing Bank for such payment and the amount of such payment, each Bank will make available to the Administrative Agent for the account of the Issuing Bank at the Principal Office in immediately available funds, such Bank's pro rata share of such payment. Each Bank hereby agrees that its obligation to participate in each Letter of Credit,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 25 and to pay or to reimburse the Issuing Bank for its participating share of the drafts drawn or amounts otherwise paid thereunder, is absolute, irrevocable and unconditional and shall not be affected by any circumstances whatsoever (including, without limitation, the occurrence or continuance of any Default or Event of Default), and that each such payment shall be made without offset, abatement, withholding or other reduction whatsoever.

          Section 3.5 Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of the Banks (to be shared ratably) a nonrefundable Letter of Credit fee, payable quarterly in arrears on each Quarterly Payment Date, in an amount equal to the greater of (i) 1% per annum of the face amount of such Letter of Credit, for the period during which such Letter of Credit remains outstanding, based on a 360 day year, as applicable, and the actual number of days elapsed, or (ii) $350. The Borrower shall pay to the Issuing Bank for its own account a nonrefundable Letter of Credit fee, payable quarterly in arrears, in an amount equal to the lesser of (i) $500 or
(ii) 0.05% per annum of the face amount of such Letter of Credit, for the period during which such Letter of Credit remains outstanding, based on a 360 day year, as applicable, and the actual number of days elapsed. In addition to the foregoing fees, the Borrower shall pay or reimburse the applicable Issuing Bank for such normal and customary costs and expenses as are incurred by such Issuing Bank in issuing, effecting payment under, transferring, amending or otherwise administering any Letter of Credit.

          Section 3.6 Obligations Absolute. The obligations of the Borrower under this Agreement and the other Loan Documents (including without limitation the obligation of the Borrower to reimburse the Issuing Bank for draws under any Letter of Credit) shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including without limitation the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

                  (b) Any amendment or waiver of or any consent to departure from any Loan Document;

                  (c) The existence of any claim, set-off, counterclaim, defense or other rights which the Borrower, any Obligated Party, or any other Person may have at any time against any beneficiary of any Letter of Credit, the Issuing Bank, or any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction;

                  (d) Any statement, draft, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 26

                  (e) Payment by the Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; or

                  (f) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

          Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be obligated to reimburse the Issuing Bank for any wrongful payment or disbursement made by the Issuing Bank under the Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct, as determined by a court of competent jurisdiction, on the part of the Issuing Bank or any of its officers, directors, employees or agents.

          Section 3.7 Limitation of Liability. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank, any Agent, any Bank nor any of their officers or directors shall have any responsibility or liability to the Borrower or any other Person for: (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, each of which requirements, if contained in any Letter of Credit itself, it is agreed may be waived by the Issuing Bank, (b) errors, omissions, interruptions, or delays in transmission or delivery of any messages, (c) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect, (d) the payment by the Issuing Bank to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit, or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          Section 3.8 Letter of Credit Documents. Certain additional provisions regarding the obligations, liabilities, rights, remedies and agreements of the Borrower and the Issuing Bank relative to the Letters of Credit shall be set forth in the L/C Documents.

          Section 3.9 Replacement of the Issuing Bank. Borrower may, with the approval of Required Banks, appoint a successor Issuing Bank hereunder upon the condition precedent that such successor Issuing Bank shall become a party to this Agreement and expressly agree to be bound by the terms and conditions contained in this Agreement pertaining to the Issuing Bank. Upon the appointment of a successor Issuing Bank, the Issuing Bank replaced by such successor Issuing Bank shall cease to issue Letters of Credit but shall continue to carry out its obligations hereunder and



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 27 shall continue to have the benefit of this Agreement and the other Loan Documents with respect to the outstanding Letters of Credit issued by it until all such Letters of Credit have expired and any drawings thereunder have been reimbursed in full.

                                   ARTICLE IV

                          Borrowing Procedure; Payments

          Section  4.1  Borrowing   Procedure.   The  Borrower  shall  give  the
Administrative Agent notice by means of a Loan Request Form of each requested Loan at least one Business Day before the requested date of each Base Rate Loan and at least three Business Days before the requested date of each Eurodollar Loan, specifying: (a) the requested date of such Loan (which shall be a Business
Day), (b) the amount of such Loan, (c) the Type of the Loan, and (d) in the case of a Eurodollar Loan, the duration of the Interest Period for such Loan. The Administrative Agent at its option may accept telephonic requests for Loans, provided that such acceptance shall not constitute a waiver of the Administrative Agent's right to delivery of a Loan Request Form in connection with subsequent Loans. Any telephonic request for a Loan by the Borrower shall be promptly confirmed by submission of a properly completed Loan Request Form to the Agent. Each Loan shall be in a minimum principal amount of the lesser of (i) the unused amount of the Commitment or (ii) $500,000 and in integral multiples of $100,000. The aggregate principal amount of Eurodollar Loans having the same Interest Period shall be at least equal to $500,000. The Administrative Agent shall notify each Bank of the contents of each such notice. Not later than 12:00 Noon, New York, New York time on the date specified for each Loan hereunder, each Bank will make available to the Administrative Agent at the Principal Office in immediately available funds, for the account of the Borrower, its pro rata share of each Loan. After the Administrative Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, the Administrative Agent will make each Loan available to the Borrower by either depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Administrative Agent at the Principal Office or wiring the funds to an account as designated by the Borrower in writing. All notices under this Section shall be irrevocable and shall be given not later than 12:00 Noon, New York, New York, time on the day which is not less than the number of Business Days specified above for such notice.

          Section 4.2 Conversions and Continuations. The Borrower shall have the right from time to time to Convert all or part of a Loan of one Type into a Loan of another Type or to Continue Eurodollar Loans as Eurodollar Loans by giving the Administrative Agent written notice at least three Business Days before Conversion into a Base Rate Loan and at least three Business Days before Conversion into or Continuation of a Eurodollar Loan, specifying: (a) the Conversion or Continuation date, (b) the amount of the Loan to be Converted or Continued, (c) in the case of Conversions, the Type of Loan to be Converted into, and (d) in the case of a Continuation of or Conversion into a Eurodollar Loan, the duration of the Interest Period applicable thereto; provided that (i) Eurodollar Loans may only be Converted on the last day of the Interest Period,(ii) except for Conversions into Base Rate Loans, no Conversions for interest periods in excess of three months



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 28
shall be made while a Default has occurred and is continuing, and (iii) except for Conversions into Base Rate Loans, no Conversions shall be made while an Event of Default has occurred and is continuing. The Administrative Agent shall promptly notify each Bank of the contents of each such notice. All notices under this Section shall be irrevocable and shall be given not later than 12:00 P.M. New York, New York time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the
Administrative   Agent  the  notice  as  specified  above  for  Continuation  or
Conversion of a Eurodollar Loan prior to the end of the Interest Period with respect thereto, such Eurodollar Loan shall be Converted automatically into a one-month Eurodollar Loan, on the last day of the then current Interest Period for such Eurodollar Loan.

          Section 4.3 Method of Payment. All payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Administrative Agent at the Principal Office for the account of each Bank's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 12:00 Noon, New York, New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to
Section 4.6 hereof). Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

          Section 4.4 Voluntary Prepayment. The Borrower may, upon at least one Business Day's prior notice to the Administrative Agent in the case of Base Rate Loans and Eurodollar Loans, prepay the Loans in whole at any time or from time to time in part without premium or penalty (except as set forth in Section 5.5) but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) the Borrower shall be liable for any compensation due under
Section 5.5 with respect to Eurodollar Loans which are not prepaid on the last day of the Interest Period applicable to such Loans and (b) each partial prepayment shall be in the principal amount of $500,000 and in integral multiples of $100,000. All notices under this Section 4.4 shall be irrevocable and shall be given not later than 12:00 Noon, New York, New York, time on the day which is not less than one Business Day prior to such prepayment.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 29

          Section 4.5      Mandatory Prepayment or Addition of Collateral.

                  (a) If at any time a Borrowing Base Deficiency exists, the Administrative Agent shall send the Borrower a Payment Notice and the Borrower shall immediately (except in the case of a redetermination of the Borrowing Base pursuant to Section 2.8(b)) prepay the outstanding Loans by the amount of the Borrowing Base Deficiency, plus accrued and unpaid interest on the amount so prepaid in accordance with this
          Section 4.5 unless Borrower exercises the option to increase the Collateral as provided by Section 4.6. If within 30 days of the date Borrower receives a Payment Notice the Borrower has not prepaid the Loans by the amount of the Borrowing Base Deficiency or complied with
          Section 4.6 hereof, the amount of the Borrowing Base Deficiency shall be due and payable in six monthly installments, each in the amount of one-sixth of the principal amount of the Borrowing Base Deficiency, plus accrued and unpaid interest thereon, with the first such installment being due and payable immediately (and in any event, within 33 days after Borrower received the Payment Notice). During any period of time in which a Borrowing Base Deficiency has occurred and is continuing, the Obligations shall bear interest at the Borrowing Base Deficiency Rate.

                  (b) After a Borrowing Base has been determined, upon the sale by the Borrower of any Mortgaged Property (other than the sale of Hydrocarbons after severance in the ordinary course of business), the Borrowing Base shall be reduced, effective on the date of consummation of such sale, by an amount which the Borrower certifies in writing to the Banks is the Borrowing Base value last assigned to such Mortgaged Property according to the most recent Engineering Reports delivered to the Banks; provided, however, that if the Majority Banks, for any reason, disagree with the proposed Borrowing Base value certified by the Borrower, then the Majority Banks shall determine, which determination shall be conclusive absent manifest error, the Borrowing Base value last assigned to such Mortgaged Property according to the most recent Engineering Reports delivered to the Banks; provided, further, that no such reduction to the Borrowing Base shall be required if the aggregate net sales proceeds of all sales of Mortgaged Property occurring since the last Determination Date do not exceed $2,000,000, and provided further, that all such sales shall be subject to the provisions of Section 10.8. The net proceeds received from the sale of such Mortgaged Property shall on the first Business Day after receipt, be applied, to the extent that the sale of any such Mortgaged Property causes a Borrowing Base Deficiency to exist, to the outstanding Loans in an amount required to eliminate the Borrowing Base Deficiency. So long as no Event of Default has occurred and is continuing, any remaining proceeds may be retained by the Borrower.

                  (c) If the Borrower shall make any disposition of assets (other than dispositions of Hydrocarbons in the ordinary course of business) permitted by Section 10.8, then 100% of the Net Cash Proceeds received from such disposition shall on the first Business Day after receipt, be applied to the outstanding Loans; provided, however, that if no Borrowing Base



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 30

          Deficiency shall exist as a result of such disposition and no Event of Default has occurred and is continuing, the Borrower may retain such funds.

                  (d) Within ten days after Borrower has received a Payment Notice, Borrower shall make a prepayment of principal on the Notes equal to the amount by which the outstanding principal balance of the Loans exceeds the Borrowing Base as of such date; provided, however, that if the Payment Notice and demand for payment is made in connection with a semi-annual redetermination of the Borrowing Base, no payment of the amount specified above shall be due if Borrower has notified Administrative Agent in writing (within three days after Borrower has received the Payment Notice) of Borrower's election to comply with Section 4.6 hereof and has provided the Administrative Agent with complete descriptions of the Oil and Gas Properties or other properties or interests ("New Properties") which Borrower shall add or cause to be added to the Collateral and subject to Liens in favor of the Administrative Agent for purposes of Section 4.6 hereof.

                  (e) If the Senior Unsecured Debt shall at any time become due and payable prior to its stated maturity as a result of a Change in Control, then, at the option of the Required Banks, the Commitments shall be canceled and the Borrower shall immediately prepay the outstanding Loans in full, together with accrued interest to the date of such prepayment.

          Section 4.6 Borrower's Option to Increase Collateral. Within ten days after the date on which the Administrative Agent receives notice of Borrower's election to comply with this Section 4.6 in order to avoid a prepayment of amounts required pursuant to Section 4.5 hereof, Borrower shall grant to the Collateral Agent for the benefit of itself, the Agents, the Issuing Banks and the Banks, valid, enforceable, perfected, first priority liens in the New Properties, subject to Security Documents and accompanied by title opinions and/or other evidence of title, each of which shall be in form and substance satisfactory to the Collateral Agent and the Banks. In addition, Borrower shall deliver to the Collateral Agent upon request, such other information, data, and reports describing the New Properties and the reserves and production related thereto, as the Collateral Agent and the Banks shall reasonably request. Within a reasonable period of time after the date on which the Administrative Agent receives notice of Borrower's election hereunder, the Banks shall redetermine (as of the immediately preceding Determination Date) and notify Borrower of the Borrowing Base determined as if the New Properties were part of the Collateral as of such Determination Date. Within ten Business Days after receipt of such notice, Borrower shall make a prepayment of principal on the Loans equal to the amount (if any) by which the outstanding principal balance of the Loans, as of such Determination Date, exceeds the Borrowing Base as of such Determination Date as determined by the Banks pursuant to this Section 4.6. No redetermination to increase the Borrowing Base shall be effective until the Collateral Agent has valid, perfected, enforceable first priority Liens on the New Properties that are to be part of the Collateral.

          Section 4.7 Pro Rata Treatment.Except to the extent otherwise provided herein: (a) each Loan shall be made by the Banks under Section 2.1 or deemed made by the Banks under Section 3.4,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 31
each payment of commitment fee under Section 2.6 and letter of credit fees under
Section 3.5 (other than the issuance fee payable to the Issuing Bank for its own account) shall be made for the account of the Banks, and each termination or reduction of the Commitments under Section 2.7 shall be applied to the
Commitments of the Banks, pro rata according to the respective unused Commitments and each Letter of Credit shall be deemed participated in by the Banks, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion, and Continuation of Loans of a particular Type (other than Conversions provided for by Section 5.4) shall be made pro rata among the Banks holding Loans of such Type according to the amounts of their respective Commitments; (c) each payment and prepayment of principal of or interest on Loans by the Borrower of a particular Type shall be made to the Administrative Agent for the account of the Banks holding Loans of such Type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Banks; and (d) Interest Periods for Loans of a particular Type shall be allocated among the Banks holding Loans of such Type pro rata according to the respective principal amounts held by such Banks.

          Section 4.8 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Bank or the Borrower (the "Payor") prior to the date on which such Bank is to make payment to the Administrative Agent of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

          Section 4.9 Withholding Tax Exemption. Each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Administrative Agent two duly completed copies of Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 32 would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

          Section 4.10 Computation of Interest. Interest on the Eurodollar Loans and letter of credit fees shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans and all other amounts payable by the Borrower hereunder shall be computed on the basis of a year of 365 or 366 days, as applicable, and the actual number of days elapsed (including the first day but excluding the last day).

                                    ARTICLE V

                         Yield Protection and Illegality

          Section 5.1      Additional Costs.

                  (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining of any Eurodollar Loans hereunder or its obligation to make any of such Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                           (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Bank or its Applicable Lending Office for any Eurodollar Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

                           (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (including any Eurodollar Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof); or

                           (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 33

          Each Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 5.1(a) as promptly as practicable and in any event, within 180 days, after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank, provided that such Bank shall have no obligation to so designate an Applicable Lending Office located outside the United States of America. Borrower shall not be obligated to pay for any such amounts if such Bank does not notify the Borrower that such additional amounts are owing within 180 days of the date such Bank obtains knowledge thereof. Each Bank will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Bank for compensation under this Section 5.1(a). If any Bank requests compensation from the Borrower under this Section 5.1(a), the Borrower may, by notice to such Bank (with a copy to the Administrative Agent) suspend the obligation of such Bank to make or Continue making, or Convert Loans into, Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 hereof shall be applicable).

                  (b) Without limiting the effect of the foregoing provisions of this Section 5.1, in the event that, by reason of any Regulatory Change that becomes effective after date hereof, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Bank to make or Continue making, or Convert Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section
          5.4 hereof shall be applicable).

                  (c) Determinations and allocations by any Bank for purposes of this Section 5.1 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Eurodollar Loans or of making or maintaining Eurodollar Loans or on amounts receivable by it in respect of Eurodollar Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

          Section 5.2 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Loans for any Interest Period therefor:




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 34

                  (a) The Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof cannot be provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for Eurodollar Loans as provided in this Agreement; or

                  (b) Required Banks determine (which determination shall be conclusive) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Banks of making or maintaining Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Agreement. Once such limitations are no longer relevant, the Banks agree, subject to the terms and conditions of this Agreement, to promptly make Eurodollar Loans available to the Borrower.

          Section 5.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder or
(b) maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Bank's obligation to make or maintain Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans hereunder shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.4 hereof shall be applicable).

          Section 5.4 Treatment of Eurodollar Loans. If the Eurodollar Loans of any Bank are to be Converted pursuant to Section 5.1 or 5.3 hereof, such Bank's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for the Eurodollar Loans (or, in the case of a Conversion required by Section 5.1(b) or 6.3 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof which gave rise to such Conversion no longer exist:

                  (a) To the extent that such Bank's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Eurodollar Loans shall be applied instead to its Base Rate Loans;

                  (b) All Loans which would otherwise be made or Continued by such Bank as Eurodollar Loans shall be made as or Converted into Base Rate Loans and all Loans of such



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 35

          Bank which would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans; and

If such Bank gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 5.1 or 5.3 hereof which gave rise to the Conversion of such Bank's Eurodollar Loans pursuant to this Section
5.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans are outstanding, such Bank's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans to the extent necessary so that, after giving effect thereto, all Loans held by the Banks holding Eurodollar Loans and by such Bank are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

          Section 5.5 Compensation. The Borrower shall pay to the Administrative Agent for the account of each Bank, upon the request of such Bank through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

                  (a) Any payment, prepayment or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to Section 12.2) on a date other than the last day of an Interest Period for such Loan; or

                  (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article VII to be satisfied) to borrow, Convert, or prepay a Eurodollar Loan on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period.

          Section 5.6 Capital Adequacy. If after the date hereof, any Bank shall have determined that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank (or its parent) with any guideline, request, or directive



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 36
regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority, has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten Business Days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent) for such reduction; provided, however, Borrower shall not be liable for any such amounts unless the Bank to which such amounts are due gives Borrower notice thereof within 180 days of the date that such Bank obtains knowledge that such additional compensation is owing. A certificate of such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods.

          Section 5.7 Additional Costs in Respect of Letters of Credit. If as a result of any Regulatory Change there shall be imposed, modified, or deemed applicable any tax, reserve, special deposit, or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or the commitments to issue or participate in Letters of Credit hereunder, and the result shall be to increase the cost to the Issuing Banks or any Bank of issuing, maintaining or participating in any Letter of Credit or its commitment to issue or participate in Letters of Credit hereunder or reduce any amount receivable by any Issuing Bank or any Bank hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of such Issuing Bank's or such Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Issuing Bank or such Bank, the Borrower agrees to pay such Issuing Bank or such Bank, from time to time as specified by such Issuing Bank or such Bank, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Bank for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by such Issuing Bank or such Bank, submitted by such Issuing Bank or such Bank to the Borrower, shall be conclusive as to the amount thereof, provided that the determination thereof is made on a reasonable basis.

          Section 5.8 Replacement of Bank on Account of Taxes, Increased Costs, Eurodollar Lending Unlawful, Reserve Requirements, Certain Dissents, Etc. If (i) the obligation of any Bank to make Eurodollar Loans has been suspended pursuant to the terms hereof, or (ii) any Bank has demanded compensation under Section
4.9 or Article V hereof, then the Borrower shall have the right, with the assistance of the Administrative Agent, to seek and substitute one or more banks which is an Eligible Assignee to assume all of the rights and obligations of such Bank under the Loan Documents; provided that any such assumption shall be made pursuant to the terms and conditions of Section 14.7 hereof.




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



                                   ARTICLE VI

                                    Security

          Section 6.1 Collateral. To secure full and complete payment and performance of the Obligations, the Borrower has executed and delivered or shall execute and deliver or cause to be executed and has granted or caused to be granted or shall grant or cause to be granted to the Collateral Agent for the benefit of itself, the other Agents, the Issuing Banks and the Banks, a perfected first priority Lien on substantially all of the Property of the Borrower and its Restricted Subsidiaries whether now owned or hereafter acquired (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"), including the following:

                  (a) The Mortgaged Properties, which shall consist of properties constituting at least 80% of the present value of the Borrower's and the Restricted Subsidiaries proved reserves (whether developed or undeveloped).

                  (b) All Hydrocarbons which are derived from or attributable to the Mortgaged Properties or which are purchased, exchanged or transported in connection with the operation of the Gas Gathering Systems.

                  (c) All accounts (including accounts in the form of joint interest billings), contract rights and general intangibles, relating to the sale, purchase, exchange, transportation or processing of Hydrocarbons in connection with operation of the Gas Gathering Systems or produced or to be produced from the Mortgaged Properties, including without limitation all operating agreements and oil or gas purchase, sale and transportation contracts, together with all accounts and proceeds attributable to the sale of Hydrocarbons produced from the Mortgaged Properties or any portion thereof or sold or transported in connection with the operation of the Gas Gathering Systems.

                  (d) All personal property and fixtures pertaining, affixed or incidental to, situated upon or used or useful in connection with all or any part of the Mortgaged Properties and the operating, working or developing thereof, including without limitation all surface or subsurface machinery, equipment, facilities or other Property of whatever kind or nature which are useful for the production, treatment, storage or transportation of any Hydrocarbons, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, other wells, casing, tubing, rods, pumps, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, structures, field separators, liquid extraction plants, plant compressors, field gathering systems, pipelines, tanks and tank batteries, fixtures, valves, fittings, parts, engines, boilers, meters, apparatus, appliances,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 38
          tools,  implements,  cables, wires, towers,  telegraph,  telephone and
          other  communication  systems,   roads,  loading  racks  and  shipping
          facilities.

                  (e) All logs, drilling reports, geophysical or geological data, division orders, transfer orders, operating agreements, abstracts, title opinions, files, records, memoranda and other written information in the possession or control of the Borrower or the Restricted Subsidiaries not subject to specific confidentiality agreements binding upon Borrower or its Subsidiaries relating to any wells included in the Mortgaged Properties.

                  (f) All accounts, accounts receivable, investment property, chattel paper, documents, instruments, and general intangibles of the Borrower and its Restricted Subsidiaries, whether now owned or hereafter acquired, and all products and proceeds thereof.

                  (g) All of the outstanding capital stock of the Restricted Subsidiaries, whether now owned or hereafter acquired, and all products and proceeds thereof. The Collateral Agent shall retain possession of the certificates evidencing the capital stock of the Restricted Subsidiaries, together with stock powers duly executed in blank.

                  (h) All products and proceeds of any and all of the  foregoing
          and  all  additions,  substitutions,   replacements,   accessions  and
          attachments to any and all of the foregoing.

          Section  6.2  Security   Documents.   Borrower  and  each   Restricted
Subsidiary shall execute and cause to be executed such deeds of trust, mortgages, security agreements and other documents and instruments including without limitation Uniform Commercial Code financing statements, as the Collateral Agent and the Banks, in their sole discretion, deem necessary or desirable to create, evidence and perfect the Collateral Agent's Liens in the Collateral. Borrower, the Collateral Agent and the Banks agree that Schedules
1.1 and 1.1(b) shall be amended and additional Security Documents executed from time to time to reflect the addition of New Properties to the Collateral, such amendment to be made upon the granting by Borrower or any Restricted Subsidiary, as the case may be, to the Collateral Agent of valid, enforceable, perfected first priority Liens on the New Properties pursuant to Section 4.6 hereof.

          Section 6.3 Evidence of Title; Legal Opinions. After the Original Closing Date, Borrower obtained and delivered, or caused to be obtained and delivered, to the Collateral Agent (a) at the Collateral Agent's option, landman title reviews, title opinions, reports and/or run sheets dated a current date, addressed to the Agents, the Issuing Banks and the Banks and issued by landmen and/or attorneys acceptable to the Administrative Agent competent in the examination of land title, relating to those Mortgaged Properties identified by the Administrative Agent, and showing that (i) Borrower had good and defensible title to such Mortgaged Properties including all production of Hydrocarbons therefrom, and (ii) the Security Documents created in favor of the Collateral Agent a perfected, first priority Lien on such Mortgaged Properties including all production of Hydrocarbons therefrom; and (b) an opinion of New Mexico and Oklahoma legal counsel addressed to the Agents, the Issuing



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 39

Banks and the Banks as to the enforceability and form of the mortgages filed in the States of New Mexico and Oklahoma.

          Section 6.4 Subsidiary Guaranty Agreement. Each Restricted Subsidiary of Borrower, whether now owned or hereafter acquired, shall guarantee the prompt payment and performance of the Obligations pursuant to the Subsidiary Guaranty Agreement and shall execute a counterpart of the Subsidiary Pledge Agreement.

          Section 6.5 Setoff. If an Event of Default shall have occurred and is continuing, each Agent, each Issuing Bank and each Bank are hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general, time or demand, provisional or final) at any time held and other indebtedness at any time owing by each Agent, each Issuing Bank or such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Notes, or any other Loan Document, irrespective of whether or not such Agent, such Issuing Bank or such Bank shall have made any demand under this Agreement, the Notes or any other Loan Document and although such obligations may be unmatured. Each Agent, each Issuing Bank and each Bank agree promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Agent, each Issuing Bank and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which each Agent, each Issuing Bank and each such Bank may have.

                                   ARTICLE VII

                              Conditions Precedent

          Section 7.1 Initial Loans. The obligation of each Bank to make its initial Loan under the Original Credit Agreement and of any Issuing Bank to issue the initial Letter of Credit under the Original Credit Agreement was subject, among other things, to the condition precedent that the Administrative Agent received on or before the day of such Loan or issuance of such Letter of Credit all of the following, in form and substance satisfactory to the Administrative Agent:

                  (a) Financing Statements. Uniform Commercial Code financing statements executed by the Borrower and each Guarantor covering the Collateral;

                  (b) Stock Certificates. The original certificates evidencing the stock pledged by Borrower pursuant to the Borrower Pledge
          Agreement and by Magnum Hunter Production, Inc. pursuant to the Subsidiary Pledge Agreement, together with stock powers duly executed in blank by such Persons;



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 40

                  (c) Mortgages and Security Agreements. Mortgages, deeds of trust and security agreements in form and substance satisfactory to the Agent and the Banks covering the Mortgaged Properties;

                  (d) Insurance Policies. Copies of all insurance policies required by Section 9.5, and a satisfactory review of such insurance policies by insurance brokers or consultants acceptable to the Administrative Agent;

                  (e) UCC Searches. The results of a Uniform Commercial Code search showing all financing statements and other documents or instruments on file against the Borrower and the Guarantors;

                  (f) Form U-1 Purpose Statement. A Form U-1 Purpose Statement duly completed and executed by the Borrower;

                  (g) Title. Evidence satisfactory in form and substance to the Administrative Agent and the Banks that the Borrower and its Restricted Subsidiaries have good and marketable title, subject to no other Liens, to Mortgaged Properties representing at least 80% of the discounted (at 10%) present value of the initial Borrowing Base;

                  (h) Hedge Agreements. Copies of any and all financial interest swap agreements or similar contractual arrangements intended to hedge market price fluctuations and interest rates applicable to this Agreement or crude oil, natural gas or other Hydrocarbons, satisfactory to the Banks, in their sole discretion;

                  (i) Environmental Due Diligence. The completion of a satisfactory due diligence review of all environmental matters by the Banks;

                  (j) Engineering Reports. Engineering Reports for all existing reserves owned by the Borrower and for the reserve(s) to be acquired by the Borrower prepared by Ryder Scott Company Petroleum Engineers, Gaffney, Cline & Associates, Inc., Glenn Harrison Petroleum Consultants, Inc., or another independent engineering firm acceptable to the Administrative Agent; and

                  (k) Due Diligence. The completion of a satisfactory due diligence review of the Borrower, including without limitation, its corporate legal structure.

          Section 7.2 All Loans. The obligation of each Bank to make any Loan or issue any Letter of Credit (including the initial Loan or issuance) is subject to the following additional conditions precedent:

                  (a) Request for Loan or Letter of Credit. The Administrative Agent or the Issuing Bank shall have received, in accordance with
          Section 4.1 or 3.3, as the case may be, a Loan



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 41

          Request Form or Letter of Credit Request Form, dated the date of such Loan or Letter of Credit, executed by an authorized officer of the Borrower;

                  (b) No Default. No Default shall have occurred and be continuing, or would result from such Loan or Letter of Credit, as the case may be;

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VIII hereof and in the other Loan Documents shall not be false or misleading in any material respect on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date; and

                  (d) Additional Documentation. The Administrative Agent shall have received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

          Section 7.3 Additional Conditions. The obligation of each Bank to make the initial Loan under this Agreement or of any Issuing Bank to issue a Letter of Credit under this Agreement is subject to the additional condition precedent that the Administrative Agent shall have received each of the following, each dated (unless otherwise indicated) the date hereof, if form and substance satisfactory to the Administrative Agent:

                  (a) Resolutions. Resolutions of the Board of Directors of the Borrower and each Obligated Party certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Person of the Loan Documents to which such Person is or is to be a party;

                  (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of the Borrower and each Obligated Party certifying the names of the officers of such Person authorized to sign this Agreement and each of the other Loan Documents to which such Person is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

                  (c) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of the Borrower and each Obligated Party as to the existence and good standing of such Person, each dated within 10 days prior to the date of the initial Loan or issuance of a Letter of Credit under this Agreement;

                  (d) Notes.  The Notes executed by the Borrower;

                  (e) Borrower Pledge Agreement. The Borrower Pledge Agreement executed by the Borrower;




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 42

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                  (f) Subsidiary Pledge Agreement. The Subsidiary Pledge
          Agreement executed by each Guarantor;

                  (g) Subsidiary Guaranty Agreement. The Subsidiary Guaranty Agreement executed by each Guarantor;

                  (h)Fee Letters. The Agents Letter and the Amendment Letter executed by Borrower and evidence that all fees due and payable thereunder or under Section 14.1, to the extent incurred, have been paid in full;

                  (i) Material Adverse Change. No material adverse change shall have occurred since the date of the most recent financial statements delivered by Borrower to the Administrative Agent, in the financial condition, business, operations, or prospects of the Borrower and its Restricted Subsidiaries taken as a whole or in its consolidated assets, liabilities and properties and there shall be no material threatened or pending litigation adversely affecting its consolidated property and no material adverse change shall have occurred in the consolidated financial condition, business, operations, or prospects of the Borrower and its Restricted Subsidiaries;

                  (j) Lien Releases. Executed UCC-3 Termination Statements and other Lien releases that release or assign to the Collateral Agent all Liens held by holders of Debt not constituting Permitted Debt and all other Liens that do not constitute Permitted Liens;

                  (k)  Additional  Documentation.   Such  additional  approvals,
          opinions, or documents as the Administrative Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

          Section 7.4 Continued Effectiveness of Prior Credit Agreement. The Prior Credit Agreement shall remain effective until the date that all of the conditions precedent set forth in Section 7.2 and Section 7.3 have been satisfied, which date is anticipated to be June 29, 1998.

                                  ARTICLE VIII

                         Representations and Warranties

          To induce the Agents, the Issuing Banks and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agents, the Issuing Banks and the Banks that:

          Section 8.1 Corporate Existence. The Borrower and each Restricted Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 43

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failure to so qualify  would have a  material  adverse  effect on the  business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and the Restricted Subsidiaries taken as a whole. The Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

          Section 8.2 Financial Statements. The Borrower has delivered to the Administrative Agent audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended December 31, 1997. Such financial statements have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. To the Borrower's Knowledge, neither the Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as scheduled or referred to or reflected in such financial statements. To the Borrower's Knowledge, there has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries taken as a whole since the effective date of the most recent audited financial statements delivered to the Agent and the Banks.

          Section 8.3 Corporate Action; No Breach. The execution, delivery, and performance by the Borrower and each Guarantor of the Loan Documents to which the Borrower or such Guarantor is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of such Person and do not and will not
(a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which such Person is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VI) upon any of the revenues or assets of any such Person.

          Section 8.4 Operation of Business. The Borrower and each of its Restricted Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently
proposed  to  be  conducted,   and  none  of  the  Borrower  or  the  Restricted
Subsidiaries are in violation of any material valid rights of others with respect to any of the foregoing.

          Section 8.5 Litigation and Judgments.  Except as disclosed on Schedule
8.5 hereto, to the Borrower's Knowledge, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, threatened against or affecting the Borrower or any Subsidiary, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its



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Subsidiaries  (taken  as a whole)  or the  ability  of the  Borrower  to pay and perform the Obligations. To the Borrower's Knowledge, there are no outstanding judgments against the Borrower or any Subsidiary.

          Section 8.6 Rights in Properties; Liens. The Borrower and each Restricted Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 8.2 other than imperfections or burdens that do not in the aggregate materially detract from the value thereof, and none of the properties, assets, or leasehold interests of the Borrower or any Restricted Subsidiary is subject to any Lien, except the Permitted Liens.

          Section 8.7 Enforceability. This Agreement constitutes, and the other Loan Documents, when delivered, shall constitute the legal, valid, and binding obligations of the Borrower and each Guarantor, enforceable against such Persons, respectively, in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

          Section 8.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower or any Guarantor of this Agreement and the other Loan Documents to which the Borrower or such Guarantor, respectively, is or may become a party or for the validity or enforceability thereof except where the failure to obtain such authorization, approval or consent would not have a material adverse effect on the Borrower and its Subsidiaries taken as a whole.

          Section 8.9 Debt. The Borrower and its Restricted Subsidiaries have no Debt, except (i) Permitted Debt provided for in Section 10.1 hereof, and (ii) as disclosed on Schedule 8.9 hereto.

          Section 8.10 Taxes. The Borrower and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, except such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP. The Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

          Section 8.11 Use of Proceeds; Margin Securities. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 45

Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

          Section 8.12 ERISA. The Borrower and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. To the Borrower's Knowledge, no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. To the Borrower's Knowledge, neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

          Section 8.13 Disclosure. To the Borrower's Knowledge, no statement, information, report, representation, or warranty made by the Borrower or any Guarantor in this Agreement or in any other Loan Document or furnished to the Administrative Agent, the Issuing Bank or any Bank in connection with this Agreement or any transaction contemplated hereby is false or misleading in any material respect or omits to state any material fact necessary to make the statements herein or therein not misleading in any material respect. There is no fact known to the Borrower or any Guarantor which has a material adverse effect, or which could reasonably be expected to have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries taken as a whole that has not been disclosed in writing to the Administrative Agent, the Issuing Bank and the Banks.

          Section 8.14 Subsidiaries. The Borrower has no Subsidiaries other than those listed on Schedule 8.14 hereto, and Schedule 8.14 sets forth the jurisdiction of incorporation of each Subsidiary, the percentage of the Borrower's ownership of the outstanding voting stock of each Subsidiary and designates each Unrestricted Subsidiary. All of the outstanding capital stock of each Restricted Subsidiary has been validly issued, is fully paid, and is nonassessable.

          Section 8.15 Agreements. Neither the Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other material agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries (taken as a whole), or the ability of the Borrower or any Guarantor to pay and perform its obligations under the Loan Documents to which it is a party. Neither the Borrower nor any Restricted Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any material agreement or instrument material to its business to which it is a party.



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          Section  8.16  Compliance  with Laws.  Neither  the  Borrower  nor any
Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

          Section 8.17 Inventory. All inventory of the Borrower has been produced in substantial compliance with all applicable laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. ss.ss. 201-219), and the regulations promulgated thereunder.

          Section 8.18 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section 8.19 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Section 8.20  Environmental Matters.  Except as disclosed on Schedule
 8.20 hereto:

                  (a) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a material adverse effect on the consolidated business condition of the Borrower and its Subsidiaries taken as a whole, the Borrower, each Subsidiary, and all of their respective Properties, assets, and operations are in compliance in all material respects with all Environmental Laws. The Borrower is not aware of, nor has the Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws;

                  (b) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a material adverse effect on the consolidated business condition of the Borrower and its Subsidiaries taken as a whole, the Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and have received no notice that all such permits are not in good standing, or that the Borrower and its Subsidiaries are not in compliance with all of the terms and conditions of such permits;

                  (c) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a material adverse effect on the consolidated business condition of the Borrower and its Subsidiaries taken as a whole, no Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Subsidiary except in amounts that would not violate applicable law. The use which the Borrower and the Subsidiaries make and intend to make of their respective properties and



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 47
          assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except in amounts that would not violate applicable law;

                  (d) To the Borrower's Knowledge, neither the Borrower nor any of its Subsidiaries nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to
          (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

                  (e) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a material adverse effect on the consolidated business condition of the Borrower and its Subsidiaries taken as a whole, there are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;

                  (f) Neither the Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., regulations thereunder or any comparable provision of state law. To the Borrower's Knowledge, the Borrower and its Subsidiaries are in substantial compliance with all applicable financial responsibility requirements of all Environmental Laws;

                  (g) Neither the Borrower nor any of its Subsidiaries has filed or to the best of Borrower's knowledge, failed to file any notice required under applicable Environmental Law reporting a Release; and

                  (h) The Borrower has received no notice that a Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or its Subsidiaries.

          Section 8.21 Y2K Matters. To the Borrower's Knowledge, any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by January 1, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or have any material adverse effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 48 course upgrading and maintenance, will continue to be, sufficient to permit the Borrower to conduct its business without material adverse effect.

                                   ARTICLE IX

                               Positive Covenants

          The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or any Issuing Bank has any obligation to issue Letters of Credit hereunder, the Borrower will perform and observe the following positive covenants:

          Section 9.1 Reporting Requirements. The Borrower will furnish to the Administrative Agent for distribution to each Issuing Bank and each Bank:

                  (a) Annual Financial Statements. As soon as available, and in any event within 105 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 1998, a copy of the annual audit report of the Borrower and the Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of nationally recognized standing selected by the Borrower, to the effect that such report has been prepared in accordance with GAAP;

                  (b) Quarterly Financial Statements. As soon as available, and in any event within 50 days after the end of each of the quarters of each fiscal year of the Borrower, beginning with the fiscal quarter ending June 30, 1998, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer or chief accounting officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein;

                  (c) Compliance Certificate. Within 15 days after the delivery of the financial statements referred to in subsection 9.1(a) and subsection 9.1(b), a certificate of the chief accounting officer or chief financial officer of the Borrower (i) stating that to the best of such officer's Knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 49 taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with Article XI;

                  (d) Notice of Litigation. Promptly upon learning of the occurrence of any commencement thereof, notice of actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which, in the opinion of the Borrower, if determined adversely to the Borrower or such Subsidiary, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries taken as a whole;

                  (e) Notice of Default. Promptly upon the Borrower obtaining Knowledge of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                  (f) ERISA Reports. Promptly after the filing or promptly after the Borrower obtaining Knowledge of the receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within 10 days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto;

                  (g) Notice of Material Adverse Change. As soon as possible and in any event within 10 days after the occurrence thereof, written notice of any matter that, in the good faith opinion of the Borrower's management after exercising reasonable business judgment , could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries taken as a whole;

                  (h) Proxy Statements, Etc. As soon as available and in any event within ten days of sending or filing with the Securities and Exchange Commission or successor agency, one copy of each financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, form (including, without limitation, all 10-K and 10-Q filings), registration statement, or prospectus filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 50

                  (i) General Information. Promptly, such other information concerning the Borrower or any Subsidiary as the Administrative Agent or any Bank may from time to time reasonably request;

                  (j)      Reserve Reports.

                           (i) On or  before  April 1 of each  calendar  year at
                  Borrower's expense, an annual report in form and substance satisfactory to the Administrative Agent and the Banks prepared by an independent third party engineering firm acceptable to the Administrative Agent and the Banks dated as of December 31 of the preceding year, reflecting the quantity of existing proven and producing oil and gas reserves attributable to the Mortgaged Properties and any New Properties added since the last such annual report submitted to the Administrative Agent and the Banks, a projection of the rate of production and net operating income with respect thereto as of such date, and such other information as is customarily obtained from and provided in such reports; and

                           (ii) On or before  October 1 of each calendar year at
                  Borrower's   expense,   a  report   in  form   and   substance
                  satisfactory  to  the  Administrative   Agent  and  the  Banks
                  prepared by Borrower dated as of June 30 of such year, reflecting the quantity of existing proven and producing oil and gas reserves attributable to the Mortgaged Properties and any New Properties submitted to the Administrative Agent and the Banks for the first six months of such year, a projection of the rate of production and net operating income with respect thereto as of such date, and such other information as is customarily obtained from and provided in such reports;

                  (k)  Quarterly   Production  and  Lease  Operating  Statement.
          Concurrently with the delivery of the Compliance Certificate pursuant to Section 9.1(c), a production statement which identifies the most recent information available relating to the gross volumes of Hydrocarbons produced in the aggregate from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries and a statement of revenues and expenses attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries for such calendar quarter then ended, such production report and statement of revenues and expenses to be in a form and substance reasonably satisfactory to the Administrative Agent and the Banks; and

                  (l) Quarterly Gas Gathering System Operating Report. Concurrently with the delivery of the Compliance Certificate pursuant to Section 9.1(c), an operating report which identifies the most recent information available relating to the aggregate Hydrocarbons throughput of the Gas Gathering Systems, revenues and expenses attributable to the Gas Gathering Systems for such calendar quarter then ended and such other information as the Administrative Agent and the Banks may request all in a form and substance reasonably satisfactory to the Administrative Agent and the Banks.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 51

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          Section 9.2 Maintenance of Existence;  Conduct of Business. Subject to
the provisions of Section 10.3, the Borrower will preserve and maintain, and will cause each Restricted Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the Borrower's reasonable business judgment, and in the ordinary conduct of its business. The Borrower will conduct, and will cause each Restricted Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.

          Section 9.3 Maintenance of Properties. The Borrower will maintain, keep, and preserve, and cause each Restricted Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

          Section 9.4 Taxes and Claims. The Borrower will pay or discharge, and will cause each Restricted Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither the Borrower nor any Restricted Subsidiary shall be required to pay or discharge any tax, levy, assessment, claim, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

          Section 9.5 Insurance. The Borrower will maintain, and will directly or indirectly cause each of the Restricted Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by businesses of similar size to the Borrower or such Restricted Subsidiary engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Restricted Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Restricted Subsidiary to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, and products liability insurance. Each insurance policy covering Collateral shall provide that such policy will not be canceled or reduced without 30 days' prior written notice to the Administrative Agent. In the event an Event of Default occurs and continues for a period of 90 days, Borrower will cause, within five days, each insurance policy covering Collateral to name the Collateral Agent as additional insured and loss payee for the benefit of itself, the other Agents, the Banks and the Issuing Banks.

          Section 9.6 Inspection Rights. Upon reasonable prior notice, oral or written, and during ordinary business hours, the Borrower will permit, and will cause each Restricted Subsidiary to permit, representatives of each Agent, the Issuing Banks and each Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. Notwithstanding the foregoing, following the occurrence of a Default, the foregoing restrictions relating to notice and normal business hours shall not apply.



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          Section 9.7 Keeping Books and Records. The Borrower will maintain, and will cause each Restricted Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

          Section 9.8 Compliance with Laws. The Borrower will comply, and will cause each Restricted Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

          Section 9.9 Compliance with Agreements. The Borrower will comply, and will cause each Restricted Subsidiary to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

          Section 9.10 Further Assurances. The Borrower will, and will cause each Restricted Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and, subject to Section 6.1, to create, preserve, and perfect the Liens of the Collateral Agent for the benefit of itself, the other Agents, the Issuing Banks and the Banks in the Collateral.

          Section 9.11 ERISA. The Borrower will comply, and will cause each Restricted Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

          Section 9.12 Subsidiary Security Agreement; Subsidiary Guaranty. The Borrower shall cause each Person that becomes a Restricted Subsidiary after the date hereof to execute and deliver to the Collateral Agent a counterpart of each of the Subsidiary Security Agreement and Subsidiary Guaranty within 15 days after such Person becomes a Restricted Subsidiary. Contemporaneously with the execution and delivery of any such counterpart of the Subsidiary Security
Agreement, Borrower shall deliver to the Collateral Agent the original certificates evidencing all outstanding capital stock of such Restricted Subsidiary, together with stock powers relating thereto duly executed in blank and such other documents as the Collateral Agent may reasonably request.

          Section 9.13 Collateral Maintenance; Additional Mortgages. As of each Determination Date, the Borrower shall execute or cause to be executed additional mortgages or deeds of trust to the extent necessary to provide the Collateral Agent with first priority perfected liens on at least 80% of the present value of the Borrower's and the Restricted Subsidiaries' proved reserves (whether developed or undeveloped). In the event that the Mortgaged Properties in which the Collateral Agent has a first priority perfected Lien shall at any time constitute less than 80% of the present value of the Borrower's and the Restricted Subsidiaries' proved reserves (whether developed or undeveloped), the Borrower shall upon request from the Collateral Agent, promptly execute or cause to be executed additional mortgages and deeds of trust to the extent required to increase such percentage to at least 80%. Such mortgages and deeds of trust shall be accompanied by title



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 53 opinions and/or other evidence of title satisfactory in form and substance to the Collateral Agent and the Banks. In addition, Borrower shall deliver to the Collateral Agent upon request, such other information, data and reports relating to the property subject to the new mortgages and deeds of trust and the reserves and production related thereto, as the Agent and the Banks shall reasonably request.


                                    ARTICLE X

                               Negative Covenants

          The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or any Issuing Bank has any obligation to issue Letters of Credit hereunder, the Borrower will perform and observe the following negative covenants:

          Section 10.1 Debt. The Borrower will not incur, create, assume, or permit to exist, and will not permit any Restricted Subsidiary to incur, create, assume, or permit to exist, any Debt, except the following (herein referred to as "Permitted Debt"):

                  (a) Debt to the Agents, the Banks and the Issuing Banks pursuant to or in connection with the Loan Documents;

                  (b) Existing Debt described on Schedule 8.9 hereto;

                  (c) The Senior Unsecured Debt, the Marketing Debt, the Trade Guarantees, and the Marketing Note;

                  (d) Debt owed by the Borrower to an Affiliate; provided that such Debt is fully subordinated to the Obligations pursuant to a subordination agreement satisfactory in form and substance to the Administrative Agent;

                  (e) Debt consisting of current liabilities for taxes and other assessments incurred in the ordinary course of business that are not delinquent or are being contested in good faith and by appropriate proceedings, provided, that, adequate reserves have been set aside in accordance with GAAP;

                  (f) Debt owed by the Borrower in connection with its guaranty of the obligations of Hunter Butcher International, LLC to Wells Fargo HSBC Trade Bank N.A. provided that the amount guaranteed by the Borrower does not exceed $3,000,000;

                  (g) Debt owed by the Borrower and the Restricted Subsidiaries in connection with Capital Lease Obligations entered into in the ordinary course of business up to an aggregate amount of $7,500,000;



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                  (h) Debt owed by a  Restricted  Subsidiary  of the Borrower to the Borrower or to another Restricted Subsidiary of the Borrower provided that any Debt owing to the Borrower must be assigned to the Collateral Agent for the benefit of the Banks;

                  (i) Debt owed by the Borrower to any Restricted Subsidiary provided the Restricted Subsidiary has assigned its rights under such Debt to the Collateral Agent for the benefit of the Banks;

                  (j) Debt payable in cash or common stock of the Borrower or such Restricted Subsidiary, at the sole option of such Person; provided that (i) such Debt shall not exceed $5,000,000 in the aggregate at any time, and (ii) such Debt shall be subordinate to the Obligations on terms reasonably satisfactory to the Administrative Agent; and

                  (k) Debt not otherwise permitted pursuant to (a) through (j) above in an aggregate amount not to exceed $2,500,000 at any time outstanding (excluding, without limitation, existing Debt described on Schedule 8.9 hereto and Debt owed in connection with Capital Lease Obligations).

          Section 10.2 Limitation on Liens. The Borrower will not incur, create, assume, or permit to exist, and will not permit any Restricted Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following (herein referred to as "Permitted Liens"):

                  (a) Liens on the property described on Schedule 10.2 hereto to secure Permitted Debt;

                  (b) Liens in favor of the Collateral Agent for the benefit of itself, the Documentation Agent, the Agent, the Banks and the Issuing Banks;

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Restricted Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;



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                  (f)  Liens  resulting  from  good  faith  deposits  to  secure payments of workmen's compensation, unemployment insurance or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, abandonment bonds, bids, contracts (other than for payment of Debt or relating to Swap Obligations), or leases made in the ordinary course of business;

                  (g) Liens on required margin collateral in accounts which secure Swap Obligations; provided, that the obligations secured by such Liens shall not exceed $2,500,000 in the aggregate;

                  (h) Liens on property of the Borrower or the Restricted Subsidiaries in connection with Capital Lease Obligations permitted under Section 10.1(g);

                  (i) Liens created in connection with (i) a $300,000 production payment made by Borrower to American Founders Life Insurance Company,(ii) a $750,000 production payment made by Borrower to American Founders Life Insurance Company, and (iii) similar arrangements with the prior written consent of the Required Banks;

                  (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution;

                  (k) Liens customarily granted pursuant to joint venture agreements, joint operating agreements and pooling or unitization agreements; and

                  (l) Inchoate Liens arising under ERISA.

          Section 10.3 Mergers, Etc. The Borrower will not, and will not permit any Restricted Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the business or assets of any Person or all or substantially all of the shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate; provided, however, that:

                  (a) the Borrower or any Restricted Subsidiary shall be permitted to become a party to a merger or consolidation or acquire all or substantially all of the assets of any Person or all or substantially all of the shares or other beneficial ownership of any Person, so long as (i) no Default is existing or would result therefrom, (ii) the Borrower has given the Administrative Agent at least 10 days prior notice of such merger, consolidation or acquisition, (iii) the Borrower has provided to the Administrative Agent calculations



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 56
          demonstrating the pro forma compliance with all financial and other covenants contained herein, after giving effect to such merger, consolidation or acquisition, based on the most recently delivered financial statements, (iv) the total cash consideration paid and Debt assumed or incurred by the Borrower or any Restricted Subsidiary in connection with all such mergers, consolidations or acquisitions, shall not exceed $5,000,000, plus the Permitted Investment in Marketing LLC in any six-month period, and (v) the Borrower or such Restricted Subsidiary, as the case may be, is the surviving corporation in such merger or consolidation; and

                  (b) any Restricted Subsidiary may be dissolved, liquidated or merged into the Borrower or another Restricted Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Restricted Subsidiary being owned by the Borrower or another Restricted Subsidiary.

          Section 10.4 Restricted Payments. The Borrower will not declare or pay any dividends (other than dividends in the form of stock) or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Restricted Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Restricted Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, except so long as no Default is continuing (i) dividends approved in writing by Required Banks as of each Determination Date, and (ii) dividends payable on the 1996 Series A Preferred Stock.

          Section 10.5 Investments. The Borrower will not, and will not permit any Restricted Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase or own any stock, bonds, notes, debentures, or other securities of, any Person (other than of the Borrower or any Restricted Subsidiary) in excess of $5,000,000 in the aggregate per each six-month period ending on March 31 and September 30 of each year, except the following:

                  (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

                  (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $250,000,000;

                  (c) commercial paper or notes or bonds of a domestic issuer if at the time of purchase such paper is rated in one of the three highest rating categories of Standard and Poor's, a division of McGraw-Hill, Moody's Investor Service, Inc. or the equivalent by Moody's Investor Service, Inc.;




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 57

                  (d) (i) investments in stock or other equity or ownership interest in any Restricted Subsidiary; and (ii) loans and advances by the Borrower to or in the Restricted Subsidiaries provided the Borrower's rights under such loans are pledged to the Collateral Agent, for the benefit of the Banks;

                  (e) investments, loans, or advances made by any Restricted Subsidiary in or to the Borrower or another Restricted Subsidiary;

                  (f) purchases permitted under Section 10.3 hereof;

                  (g) the purchase of up to 60% of the ownership interest of Tel Offshore Trust; and

                  (h) investments made solely with common stock of the Borrower or a Restricted Subsidiary so long as no Change in Control would result therefrom.

          Section 10.6 Limitation on Issuance of Subsidiaries' Capital Stock. The Borrower will not permit any of its Restricted Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of such Restricted Subsidiary's capital stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of such Restricted Subsidiary's capital stock, or (c) any option, warrant, or other right to acquire any of such Restricted Subsidiary's capital stock; provided, however, nothing in this Agreement of any of the Loan Documents shall restrict the Borrower or any of its Restricted Subsidiaries from issuing stock of the Borrower or stock in a Restricted Subsidiary which is convertible into stock of the Borrower in connection with any purchase or investment in any Person that is otherwise permitted under this Agreement.

          Section 10.7 Transactions With Affiliates. The Borrower will not enter into, and will not permit any Restricted Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such Restricted Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Restricted Subsidiary.

          Section 10.8 Disposition of Assets. The Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets having a fair market value in excess of $25,000, or permit any Restricted Subsidiary to do so with any of its assets, except (a) dispositions of Hydrocarbons and other inventory in the ordinary course of business, (b) dispositions of obsolete, damaged, or worn out equipment, (c) sales or transfers of assets from a Restricted Subsidiary or the Borrower to another Restricted Subsidiary or the Borrower,(d) sales of Mortgaged Properties having an aggregate fair market value of 10% or less of the then current Borrowing Base during any fiscal year, (e) sales of other assets having a fair market value of not more than $1,000,000 during any fiscal year, or (f) the assignment or termination of any Swap Obligation.



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          Section 10.9 Sale and Leaseback. The Borrower will not enter into, and will not permit any Restricted Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person, except for any such arrangements which do not exceed the aggregate amount of $1,000,000 for the Borrower and its Restricted Subsidiaries during any fiscal year.

          Section 10.10 Prepayment of Debt. The Borrower will not prepay, and will not permit any Restricted Subsidiary to prepay, any Debt, except (a) the Obligations, (b) the Marketing Note, (c) Debt to Affiliates that are Guarantors,
(d) Debt owed by the Borrower in connection with Hunter Butcher International LLC to Wells Fargo Trade Bank N.A., and (e) the Senior Unsecured Debt.

          Section 10.11 Nature of Business. The Borrower will not, and will not permit any Restricted Subsidiary to, engage in any business other than the oil and gas exploration and production, gas gathering, pipeline and processing, marketing of Hydrocarbons and petroleum property management and consulting businesses or activities related thereto in which they are engaged on the date hereof.

          Section 10.12 Environmental Protection. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in amounts that will not violate applicable law, (b) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (c) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely in any material respect to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible.

          Section 10.13 Accounting. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, change its fiscal year or make any change
(a) in accounting treatment or material reporting practices, except as required by GAAP and disclosed to the Administrative Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Administrative Agent.

          Section 10.14 Hedge Agreements. The Borrower has not entered and shall not enter into Swap Obligations as described under part (b) of the definition of Swap Obligations herein ("Hedge Agreements"), provided that the Borrower and its Subsidiaries may enter into (a) Hedge Agreements which provide for a floor, but not a cap in an amount not to exceed 100% of the Borrower's and the Restricted Subsidiaries' total projected production from Oil and Gas Properties, and (b) Hedge Agreements which provide for a cap, provided such Hedge Agreements shall not cover more than 85% of the Borrower's and the Restricted Subsidiaries' total projected production from Oil and Gas Properties.




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                                   ARTICLE XI

                               Financial Covenants

          The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder or the Issuing Bank has any obligation to issue Letters of Credit hereunder, the Borrower will perform and observe the following financial covenants:

          Section 11.1 Consolidated Interest Coverage Ratio. The Borrower will not permit its Consolidated Interest Coverage Ratio, measured as of last day of any calendar quarter for the 12 month period then ended, to be less than (a) 1.5 to 1.0 for the calendar quarters ending March 31, 1998 through December 31, 1998, (b) 1.75 to 1.0 for the calendar quarters ending March 31, 1999 through December 31, 1999, and (c) 2.00 to 1.0 for the calendar quarter ending March 31, 2000 and thereafter.

          Section 11.2 Current Ratio. Borrower will not permit its Current Ratio to be less than 1.0 to 1.0, calculated quarterly as of the last day of each March, June, September and December.

          Section 11.3 Debt to Capitalization Ratio. The Borrower will not permit its Debt to Capitalization Ratio, measured as of the last day of any calendar quarter, to be more than 0.80 to 1.0 from and after the date hereof through the Termination Date.


                                   ARTICLE XII

                                     Default

          Section 12.1 Events of Default. Each of the following shall be deemed an "Event of Default":


                  (a) The Borrower shall fail to pay any principal, any interest or other part of the Obligations within three days after the date due.

                  (b) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) The Borrower shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 9.1(e), (f) or (i), 9.6, Section 10.1, 10.3, 10.4, 10.5, 10.6, 10.8, 10.9, 10.10,
          10.12, 10.14, or Article XI of this Agreement (for which there shall



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          be no grace);  or the  Borrower or any  Obligated  Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than those set forth in Section 9.1(e), (f) or (i), 9.6, Section 10.1, 10.3, 10.4, 10.5, 10.6, 10.8, 10.9, 10.10, 10.12, 10.14, or XI or the
          covenants to pay the Obligations) and such failure shall continue for a period of ten days after notice thereof to the Borrower from the Administrative Agent.

                  (d) The Borrower, any Restricted Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                  (e) An involuntary proceeding shall be commenced against the Borrower, any Restricted Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty days.

                  (f) The Borrower, any Restricted Subsidiary, or any Obligated Party shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $500,000 against any of its assets or properties unless the Borrower is in good faith contesting such action and taking affirmative steps to discharge the same, and adequate reserves have been set aside in accordance with GAAP.

                  (g) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against the Borrower, any of its Restricted Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or the relevant Restricted Subsidiary or Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (h) The Borrower, any Restricted Subsidiary, or any Obligated Party shall fail to pay when due (subject to any applicable grace periods) any principal of or interest on any Debt (other than the Obligations) the amount of which individually or in the aggregate



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          exceeds  $500,000,  or the  maturity  of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                  (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                  (j) With respect to any Plan, (i) there shall be a deficiency of more than $500,000 in the aggregate in the Plan assets available to satisfy the benefit liabilities under such plan on account of which the Borrower or any of its Subsidiaries could incur a liability to the Plan, the PBGC, or otherwise which exceeds or could reasonably be expected to exceed $500,000 in the aggregate, and (ii) proceedings are or have been undertaken to terminate such Plan or such Plan is terminated under Section 4041 or 4042 of ERISA or the Borrower or any of its Subsidiaries withdraws from or institutes steps to withdraw from such Plan under Section 4201 or 4204 of ERISA.

                  (k) The Borrower or any of its Restricted Subsidiaries, or any of their properties, revenues, or assets aggregating $500,000 or greater, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within 30 days from the date of entry thereof.

                  (l) A Change in Control shall occur.

                  (m) The holders of the Senior Unsecured Debt shall require the Borrower to purchase all or a portion of the notes issued under the Indenture pursuant to a Change of Control Offer (as defined in the Indenture).

          Section 12.2 Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may (and if directed by Required Banks, shall) do any one or more of the following:

                  (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 62

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          notice of intent to accelerate,  protest,  or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) Termination of Commitments. Terminate the Commitments and the obligation of the Issuing Banks to issue Letters of Credit hereunder without notice to the Borrower.

                  (c) Judgment. Reduce any claim of any Agent, any Issuing Bank or any Bank to judgment.

                  (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Collateral Agent for the benefit of itself, the other Agents, the Banks and the Issuing Banks to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

                  (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under subsection (d) or (e) of Section 12.1, the Commitments of all of the Banks and the obligation of the Issuing Banks to issue Letters of Credit shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          Section 12.3 Letters of Credit. If any Event of Default shall occur and be continuing, Borrower shall, if requested by the Administrative Agent for the Required Banks, immediately deposit with and pledge to the Administrative Agent cash or cash equivalent investments in an amount equal to the outstanding Letter of Credit Liabilities as security for the Obligations.

          Section 12.4 Performance by the Administrative Agent. If the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may, at the direction of Required Banks, perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Banks in connection with such performance or attempted performance to the Administrative Agent at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent, the Issuing Bank nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any of the other Loan Documents.



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



                                  ARTICLE XIII

                                Agency Provisions

          Section 13.1 Appointment and Powers of the Administrative Agent. In order to expedite the various transactions contemplated by this Agreement, the other Agents, the Banks and the Issuing Banks hereby irrevocably appoint and authorize Bankers Trust to act as their Administrative Agent hereunder and under each of the other Loan Documents. Bankers Trust consents to such appointment and agrees to perform the duties of the Administrative Agent as specified herein. The other Agents, the Banks and the Issuing Banks authorize and direct the Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Administrative Agent for the other Agents, the Banks and the Issuing Banks, together with such rights and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized to act as follows as the Administrative Agent on behalf of itself, the other Agents, the other Banks and the Issuing Banks:

                  (a) To receive on behalf of each Agent, the Banks and the Issuing Banks any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Notes and to distribute to each Agent, each Bank and/or each Issuing Bank its share of all payments so received as provided in this Agreement;

                  (b) To receive all documents and items to be furnished under the Loan Documents;

                  (c) To act as nominee for and on behalf of the Agents, the Banks and the Issuing Banks in and under the Loan Documents;

                  (d) To arrange for the means whereby the funds of the Banks are to be made available to the Borrower;

                  (e) To distribute to the Agents, the Banks and the Issuing Banks information, requests, notices, payments, prepayments, documents and other items received from the Borrower, the other Obligated Parties, and other Persons;

                  (f) To execute and deliver to the Borrower, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Agents, the Banks and the Issuing Banks;

                  (g) To the extent permitted by the Loan Documents, to exercise on behalf of each Agent, each Bank and each Issuing Bank all rights and remedies of such Persons upon the occurrence of any Event of Default; and




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                  (h) To take such other actions as may be requested by Required
Banks.

          Section 13.2 Appointment and Powers of the Collateral Agent. In order to expedite the various transactions contemplated by this agreement, the other Agents, the Banks and the Issuing Banks hereby irrevocably appoint and authorize Paribas to act as the Collateral Agent hereunder and under each of the other Loan Documents. Paribas consents to such appointment and agrees to perform the duties of the Collateral Agent as specified herein. The other Agents, the Banks and the Issuing Banks authorize and direct the Collateral Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Collateral Agent for the other Agents, the Banks and the Issuing Banks, together with such rights and powers as are reasonably incidental thereto. The Collateral Agent is hereby expressly authorized to act as follows as the Collateral Agent on behalf of itself, the other Agents, the other Banks and the Issuing Banks:

                  (a) To receive all documents and items relating to the Collateral to be furnished under the Loan Documents;

                  (b) To distribute to the Agents, the Banks and the Issuing Banks information, requests, notices, payments, prepayments, documents and other items received from the Borrower, the other Obligated Parties, and other Persons;

                  (c) To the extent permitted by the Loan Documents and subject to Section 13.3 below, to exercise on behalf of each Agent, each Bank and each Issuing Bank all rights and remedies of such Persons upon the occurrence of any Event of Default;

                  (d) To accept, execute, and deliver the Borrower Pledge Agreement, the Subsidiary Pledge Agreement, the Subsidiary Guaranty and the other Security Documents as the secured party, including, without limitation all UCC financing statements; and

                  (e) To take such other actions as may be requested by Required Banks.

          Section 13.3 Immunity. Neither the Agents, nor any of their Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agents, (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Bank or Issuing Bank; (iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by Required Banks; (iv) shall not be responsible to the Banks or the Issuing Banks for any recitals,



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statements,  representations  or warranties  contained in this  Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with
legal  counsel  (including   counsel  for  the  Borrower),   independent  public
accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agents, shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Required Banks, and such instructions of Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that no Agent shall be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

          Section 13.4 Rights of Each Agent as a Bank. With respect to its Commitment, the Loans made by it and the Notes issued to it, Paribas, Bankers Trust and CIBC in their capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as an agent or an Issuing Bank, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include such agent in its individual capacity. The Agents and their Affiliates may (without having to account therefor to any Bank or any Issuing Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Borrower, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Borrower, any Subsidiary, or any other Obligated Party, all as if it were not acting as an agent hereunder and without any duty to account therefor to the other agents, the Banks or the Issuing Banks.

          Section 13.5 Sharing of Payments, Etc. If any Bank shall obtain any payment of any principal of or interest on any Loan made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by the Borrower or any other Obligated Party to such Bank, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Bank shall promptly purchase from the other Banks participations in the Loans held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks in accordance with its pro rata portion thereof. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in



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



the Loans made by the other Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans to the Borrower in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

          Section 13.6 INDEMNIFICATION. THE BANKS HEREBY AGREE TO INDEMNIFY THE AGENTS, FROM AND HOLD THE AGENTS, AND THE ISSUING BANKS HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 14.1 AND 14.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 14.1 AND 14.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENTS, OR ANY ISSUING BANK IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENTS, OR ANY ISSUING BANK UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY SUCH AGENT'S, OR SUCH ISSUING BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENTS, AND THE ISSUING BANKS SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH AGENT, OR SUCH ISSUING BANK. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE EACH AGENT, AND EACH ISSUING BANK PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY SUCH AGENT, OR SUCH ISSUING BANK IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT SUCH AGENT, OR SUCH ISSUING BANK IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 67

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          Section 13.7 Independent  Credit  Decisions.  Each Bank agrees that it has independently and without reliance on any Agent, any Issuing Bank or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent, any Issuing Bank or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. No Agent shall be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agents, hereunder or under the other Loan Documents, no Agent shall have any duty or responsibility to provide the Issuing Banks or any Bank with any credit, financial or other information concerning the affairs, financial condition or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agents, or any of their Affiliates.

          Section 13.8 Several Commitments. The Commitments and other obligations of the Banks under this Agreement are several. The default by any Bank in making a Loan in accordance with its Commitment shall not relieve the other Banks of their obligations under this Agreement. In the event of any default by any Bank in making any Loan, each nondefaulting Bank shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. In no event shall any Bank be required to advance an amount or amounts which shall in the aggregate exceed such Bank's Commitment. No Bank shall be responsible for any act or omission of any other Bank.

          Section 13.9 Successor Agent. Subject to the appointment and acceptance of a successor Agent, as provided below, any of the Agents may resign at any time by giving at least a 30 day prior written notice thereof to the other agents, the Banks, the Issuing Banks and the Borrower and any Agent may be removed at any time with or without cause by Required Banks. Upon any such resignation or removal, the Borrower with the consent of the remaining Agents shall as promptly as practicable appoint a successor. If no such successor Agent shall have been so appointed by the Borrower and the remaining Agents within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $100,000,000. In the event the successor Agent is not at the time of its appointment, a Bank hereunder, the Borrower shall have the right to consent to the successor Agent, which consent shall not be unreasonably withheld or delayed. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation or removal as Agent, the



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provisions  of this  Article  XIII shall  continue  in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.


                                   ARTICLE XIV

                                  Miscellaneous

          Section 14.1  Expenses.  The Borrower  hereby agrees to pay on demand:
(a) all reasonable out-of-pocket costs and expenses of the Administrative Agent, in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Administrative Agent, (b) all out-of-pocket costs and expenses of the Agents, and the Issuing Banks in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agents, and the Issuing Banks, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all out-of-pocket costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Administrative Agent, in connection with this Agreement or any other Loan Document, including, without limitation, all reasonable costs, expenses, and other charges incurred following the occurrence and during the continuance of a Default in connection with obtaining any audit or appraisal in respect of the Collateral. All such requests for payment shall be accompanied by invoices containing reasonable details.

          Section 14.2 INDEMNIFICATION. THE BORROWER SHALL INDEMNIFY THE AGENTS, THE ISSUING BANKS AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS'
FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (c) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR
(E)



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ANY  INVESTIGATION,   LITIGATION,  OR  OTHER  PROCEEDING,   INCLUDING,   WITHOUT
LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. THE BORROWER'S INDEMNITY SHALL EXCLUDE ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES TO THE EXTENT THEY RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY OR RESULTED FROM SUCH INDEMNIFIED PARTY'S OWN UNEXCUSED BREACH OF ANY MATERIAL PROVISION OF ANY LOAN DOCUMENT, PROVIDED THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INDEMNIFIED PARTIES BE INDEMNIFIED IN THE CASE OF THEIR OWN NEGLIGENCE. THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE COLLATERAL AGENT, THE SYNDICATION AGENT, THE ISSUING BANK AND EACH BANK AGREE TO THE EXTENT FEASIBLE, AND TO THE EXTENT A CONFLICT OF INTEREST DOES NOT EXIST IN THE REASONABLE OPINION OF ANY OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE COLLATERAL AGENT, THE SYNDICATION AGENT, THE ISSUING BANK AND ANY BANK OR THEIR COUNSEL, TO USE THE SAME SINGLE COUNSEL (I.E. ONE LAW FIRM) IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING.

          Section 14.3 LIMITATION OF LIABILITY. NO AGENT, ANY ISSUING BANK, ANY BANK, OR ANY AFFILIATE, OFFICER, DIRECTOR, EMPLOYEE, ATTORNEY, OR AGENT THEREOF SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES AND RELEASES, ANY CLAIM FOR ANY SPECIAL OR PUNITIVE DAMAGES SUFFERED OR INCURRED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. THE BORROWER HEREBY WAIVES AND RELEASES ANY ISSUING BANK, OR ANY BANK OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS FOR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.




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          Section 14.4 No Duty.  All  attorneys,  accountants,  appraisers,  and other professional Persons and consultants retained by the Agents, the Issuing Banks and the Banks shall have the right to act exclusively in the interest of the Agent, the Documentation Agent, the Collateral Agent, the Issuing Banks and the Banks and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

          Section 14.5 No Fiduciary Relationship. The relationship between the Borrower and each Bank is solely that of debtor and creditor, and neither any Agent, any Issuing Bank nor any Bank has any fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower, any Agent, any Issuing Bank or any Bank to be other than that of debtor and creditor.

          Section 14.6 No Waiver; Cumulative Remedies. No failure on the part of any Agent, any Issuing Bank or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

          Section 14.7     Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Banks; provided, however, that for purposes of this Section 14.7 if the survivor of a merger is obligated in respect of all obligations of the Borrower hereunder and under all other Loan Documents, a merger permitted pursuant to Section 10.3 hereof shall not be an assignment or transfer of the Borrower's rights or obligations hereunder. Any Bank may sell participations to one or more banks or other financial institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) such Bank's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Notes for all purposes of this Agreement, (iv) the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote upon or consent to (A) any increase of such Bank's Commitments, (B) any reduction



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 71 of the principal amount of, or interest to be paid on, the Loans of such Bank, (c) any reduction of any commitment fee or other amount payable to such Bank under any Loan Document, (D) any postponement of any date for the payment of any amount payable in respect of the Loans of such Bank or (E) the release of all or substantially all of the Collateral or Obligated Party, except as otherwise provided for in any Loan Document.

                  (b) The Borrower and each of the Banks agree that any Bank (the "Assigning Bank") may, with the Administrative Agent's consent and unless an Event of Default has occurred, the Borrower's consent, which consent of the Borrower shall not be unreasonably withheld or delayed, at any time assign to one or more Eligible Assignees all, or a proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and Loans) (each an "Assignee"); provided, however, that (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the assigning Bank's Commitments, rights and obligations under this Agreement and the other Loan Documents,
          (ii) except in the case of an assignment of all of a Bank's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitments of the assigning Bank being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500, to be paid by the Assignee. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Administrative Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

                  (c) Any Bank may at any time pledge or assign all or any portion of its rights under this Agreement and the other Loan Documents to any federal reserve bank without notice to or consent of the Borrower. No such pledge or assignment shall release the transferor lender from its obligations hereunder.

                  (d) By executing and delivering an Assignment and Acceptance, the Bank that is an assignor thereunder and the assignee thereunder confirm to and agree with each other



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 72
          and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, and enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 8.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

                  (e) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Bank and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower, the Issuing Bank or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit "G" hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Notes new Notes to the order



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 73 of such Eligible Assignee in an amount equal to the Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a portion of its Commitments, new Notes to the order of the assigning Bank in an amount equal to the Commitments retained by it hereunder (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of Exhibit "A" hereto.

                  (g) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or its Subsidiaries furnished to such Bank by or on behalf of the Borrower or its Subsidiaries, subject, however, to the provisions of Section 14.18.

          Section 14.8 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by any Agents, any Issuing Bank or any Bank or any closing shall affect the representations and warranties or the right of the Agents, any Issuing Bank or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Article V and Sections 14.1 and 14.2 shall survive repayment of the Notes and termination of the Commitments.

          Section 14.9 Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by Banks having commitments totaling at least 51% of the amount of the Borrowing Base (or, at any time while Loans or Letter of Credit Liabilities are outstanding, Banks holding Loans and LC Participations totaling at least 51% of the amount of the Borrowing Base) and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall, unless in writing and signed by all of the Banks and the Borrower, do any of the following: (a) increase the Commitments of the Banks or subject the Banks to any additional obligations; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable to the Banks hereunder; (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable to the Banks hereunder; (d) waive any of the conditions specified in Article VII; (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the percentage of Banks which shall be required for the Banks or any of them to take any action under this Agreement; (f) change any provision contained in this Section 14.9; or (g) release any Collateral or Obligated Party. Notwithstanding anything to the contrary contained in this Section, no amendment, waiver, or consent shall be made with respect to Article XIII hereof without the prior written consent of the Agent and no amendment,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 74 waiver, or consent shall be made with respect to Article III hereof without the prior written consent of the Issuing Banks.

          Section 14.10 Maximum Interest Rate. No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, but only if the interest cannot be reduced and then recaptured pursuant to Section 2.4 hereof, and solely to the extent necessary so that the interest paid does not exceed the Maximum Rate, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

          Section 14.11 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Administrative Agent pursuant to Article II and III shall not be effective until received by the Administrative Agent.

          Section 14.12 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN NEW YORK COUNTY, NEW YORK, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN NEW YORK COUNTY, NEW YORK. ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 75

BE BROUGHT IN ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, NEW YORK. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14.11. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENTS, THE ISSUING BANK OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENTS, ANY ISSUING BANK OR ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST THE AGENTS, ANY ISSUING BANK OR ANY BANK SHALL BE BROUGHT ONLY IN A COURT LOCATED IN NEW YORK COUNTY, NEW YORK.

          Section 14.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 14.14 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

          Section 14.15 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

          Section 14.16 Construction. The Borrower, the Agents, the Issuing Banks and each Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

          Section 14.17 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

          Section 14.18 Treatment of Certain Information; Confidentiality. Each Bank, each Agent, and each Issuing Bank agree (on behalf of itself and each of its affiliates, directors, officers,



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 76 employees and representatives) to keep confidential any non-public information supplied to it by Borrower pursuant to this Agreement that Borrower identifies to such Bank, such Agent, each Issuing Bank (as the case may be) as confidential at the time Borrower so supplies such information, provided, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Banks, each Issuing Bank or each Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agents, any Issuing Bank or any other Bank, (v) in connection with any summons or subpoena to which any one or more of the Banks, any Agent, or any Issuing Bank is a party, (vi) to a subsidiary or affiliate of such Person, or (vii) to any assignee or participant (or prospective assignee or participant) so long as such subsidiary, affiliate, assignee or participant (or prospective assignee or participant), as the case may be, first executes and delivers to the Borrower, an agreement containing provisions substantially identical to those contained in this Section 14.18; and provided, further, that in no event shall any Bank, any Issuing Bank, or any Agent be obligated or required to return any materials furnished to it by the Borrower, unless in violation of this Section 14.18, each Bank agrees that it will use its reasonable efforts to advise the Borrower as soon as practicable, of any disclosure of information in connection with (v) above.

          Section 14.19  WAIVER OF JURY TRIAL.  THE BORROWER, THE AGENTS,   THE
ISSUING   BANK  AND  EACH  BANK  EACH  HEREBY  IRREVOCABLY   AND UNCONDITIONALLY
WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          Section 14.20 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT, THE NOTES, THE OTHER LOAN DOCUMENTS, AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



               [Remainder of this page intentionally left blank.]



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 77

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BORROWER:

MAGNUM HUNTER RESOURCES, INC.


By:
     Chris Tong
     Senior Vice President and Chief Financial Officer

Address for Notices:

600 East Las Colinas Boulevard, Suite 1200
Irving, Texas   75039
Fax No.:             (972) 401-3110
Telephone No.:       (972) 401-0752

Attention:           Chris Tong


ADMINISTRATIVE AGENT:

BANKERS TRUST COMPANY



By
     Name:
     Title:

Addresses for Notices:

Bankers Trust Company
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006
Fax No.:            (212) 250-6029 or 7351
Telephone No.:      (212) 250-7343

Attention:     James Cullen




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 78 and

Bankers Trust Company
Two Houston Center
909 Fannin Street, Suite 3000
Houston, Texas  77010
Attention: Richard Doleshek


SYNDICATION AGENT:

CIBC INC.


By:
     Name:
     Title:

Address for Notices:
CIBC, Inc.
Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, Georgia  30339
Fax No.:            (770) 319-4950
Telephone No.:      (770) 319-4814

Attention:  Pluria Howell




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 79

DOCUMENTATION AGENT AND COLLATERAL
AGENT:

PARIBAS



By:
     Barton D. Schouest
     Group Vice President

                            - and -



By:
     Michael H. Fiuzat
     Assistant Vice President

Address for Notices:

Paribas
1200 Smith Street, Suite 3100
Houston, Texas   77002
Fax No.:       (713) 659-5305
Telephone No.: (713) 659-4811

Attention:  Leah Evans-Hughes




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 80

ISSUING BANK:

BANKERS TRUST COMPANY


By
     Name:
     Title:

Addresses for Notices:

Bankers Trust Company
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006
Fax No.:      (212) 250-5817
Telephone No.:(212) 250-2428

Attention:    Joyce Shiu

and

Bankers Trust Company
Two Houston Center
909 Fannin Street, Suite 3000
Houston, Texas  77010
Attention:    Richard Doleshek



SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 81

                                                     BANKS:

                                                     PARIBAS



Commitment:                                          By:
$28,846,153.85                                          Barton D. Schouest
                                                        Group Vice President

                                                      - and -


                                                     By:
                                                        Michael H. Fiuzat
                                                        Assistant Vice President

                              Address for Notices:

                                              1200 Smith Street, Suite 3100
                                              Houston, Texas   77002
                                              Fax No.:            (713) 659-5305
                                              Telephone No.:      (713) 659-4811
                                              Attention:  Leah Evans-Hughes

                                             Lending Office for Base Rate Loans:

                                              1200 Smith Street, Suite 3100
                                              Houston, Texas   77002
                                              Fax No.:            (713) 659-5305
                                              Telephone No.:      (713) 659-4811
                                              Attention:  Leah Evans-Hughes

                                            Lending Office for Eurodollar Loans:

                                              1200 Smith Street, Suite 3100
                                              Houston, Texas   77002
                                              Fax No.:            (713) 659-5305
                                              Telephone No.:      (713) 659-4811
                                              Attention:  Leah Evans-Hughes




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 82

                              BANKERS TRUST COMPANY
Commitment:
$28,846,153.85
                                                     By:
                                                     Name:
                                                     Title:

                              Address for Notices:
                              Bankers Trust Company
                             One Bankers Trust Plaza
                               130 Liberty Street
                            New York, New York 10006
                             Fax No.:    (212) 250-7351
                          Telephone No.: (212) 250-7343

                             Attention: James Cullen

                       Lending Office for Base Rate Loans:
                              Bankers Trust Company
                             One Bankers Trust Plaza
                               130 Liberty Street
                            New York, New York 10006


                      Lending Office for Eurodollar Loans:
                              Bankers Trust Company
                             One Bankers Trust Plaza
                               130 Liberty Street
                            New York, New York 10006




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 83

CIBC INC.
Commitment:
$28,846,153.85
By:
Name:
Title:

Address for Notices:
CIBC, Inc.
Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, Georgia  30339
Fax No.:            (770) 319-4950
Telephone No.:      (770) 319-4814

Attention:  Pluria Howell

Lending Office for Base Rate Loans:
CIBC, Inc.
Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, Georgia  30339
Fax No.:            (770) 319-4950
Telephone No.:      (770) 319-4814

Lending Office for Eurodollar Loans:
CIBC, Inc.
Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, Georgia  30339
Fax No.:            (770) 319-4950
Telephone No.:      (770) 319-4814






SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 84

TORONTO DOMINION (TEXAS), INC.
Commitment:
$19,230,769.23

By:
Name:
Title:

Address for Notices:
The Toronto-Dominion Bank
909 Fannin Street, 17th Floor
Houston, Texas  77010
Fax No.:            (713) 951-9921
Telephone No.:      (713) 653-8281

Attention:  Azar Azarpour

Lending Office for Base Rate Loans:
Toronto Dominion (Texas), Inc.
909 Fannin Street, 17th Floor
Houston, Texas  77010
Fax No.:            (713) 951-9921
Telephone No.:      (713) 653-8281

Lending Office for Eurodollar Loans:
Toronto Dominion (Texas), Inc.
909 Fannin Street, 17th Floor
Houston, Texas  77010
Fax No.:            (713) 951-9921
Telephone No.:      (713) 653-8281




SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 85

WELLS FARGO BANK (TEXAS), NATIONAL
ASSOCIATION
Commitment:
$19,230,769.22

By:
Name:
Title:

Address for Notices:
Wells Fargo Bank (Texas), National Association
1445 Ross Avenue, Suite 400
Dallas, Texas  75202-2812
Fax No.:            (214) 777-4044
Telephone No.:      (214) 777-4026

Attention:  Charles D. Kirkham

Lending Office for Base Rate Loans:
Wells Fargo Bank (Texas), National Association
1445 Ross Avenue, Suite 400
Dallas, Texas  75202-2812
Fax No.:            (214) 777-4044
Telephone No.:      (214) 777-4026

Lending Office for Eurodollar Loans:
Wells Fargo Bank (Texas), National Association
1445 Ross Avenue, Suite 400
Dallas, Texas  75202-2812
Fax No.:            (214) 777-4044
Telephone No.:      (214) 777-4026





SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 86

                                INDEX TO EXHIBITS


  Exhibit         Description of Exhibit                             Section

    "A"           Form of Revolving Credit Note                         2.2
    "B"           Loan Request Form                                     4.1
    "C"           Letter of Credit Request Form                         3.3
    "D"           Borrower Pledge Agreement                             6.1(f)
    "E"           Subsidiary Pledge Agreement                           6.1(f)
    "F"           Subsidiary Guaranty Agreement                         6.4
    "G"           Assignment and Acceptance                            14.8


                               INDEX TO SCHEDULES


 Schedule         Description of Schedule                            Section

    8.5           Existing Litigation                                   8.5
    8.9           Existing Debt                                         8.9
   8.14           List of Subsidiaries                                  8.14
   8.20           Environmental Matters                                 8.20
   10.2           Existing Liens                                       10.2
    1.1           Gas Gathering Systems                                 1.1
  1.1(a)          Mortgaged Properties                                  1.1

                                  SCHEDULE 1.1

                              Gas Gathering Systems



1. Panoma Gas Gathering System located in the Texas Panhandle and Western Oklahoma.

2. North Appleby  Gathering  System  located in  Nacogdoches  and Rusk Counties,
   Texas.

3. Longwood Gas Gathering System located in Caddo Parrish, Louisiana

4. McLean Gas Gathering Plant located in Shamrock, Texas.

                                 SCHEDULE 1.1(a)

                              Mortgaged Properties



1. Appended hereto is a list of Oil and Gas Properties being acquired in the Acquisition; and

2. The Mortgaged Properties also include the Oil and Gas Properties and other Collateral described in Security Documents existing on the date hereof, including Collateral described in amendments to mortgages and deeds of trust of even date, which mortgages and deeds of trust are Security Documents and which were originally for the benefit of the lenders under the Prior Credit Agreement.

                                  SCHEDULE 8.5

                               Existing Litigation



     Hillin-Simon Oil & Gas v. Hunter Resources, Inc., David H. Arrington Oil & Gas, Inc., et al. In 1995, Hunter Resources, Inc. acquired the capital stock of David H. Arrington Texas and New Mexico, Inc. and therefore assumed operations of certain properties partially owned by David H. Arrington Texas & New Mexico, Inc. Hillin-Simon, a working interest owner in certain of the properties acquired from Arrington has sued the defendants maintaining that the transfer gives rise to a vote for a new operator of these properties. The case is now in discovery.

                                  SCHEDULE 8.9

                                  Existing Debt




Notes
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
Date of Note      Borrower                       Payee                           Original Principal   Outstanding at
                                                                                 Balance              June 28, 1998
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
8/30/97           Magnum Hunter Resources,       Bankers Trust                   N/A                  $53,700,000.00
                  Inc.
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
2/28/96           Magnum Hunter Resources,       Wells Fargo Bank                $32,607.00           $13,578.08
                  Inc.
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
9/30/93           Gruy Petroleum                 Law Firm of Shafer Davis        $80,673.79           $23,673.79
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
Production payments
------------------------------------------------ ------------------------------  -------------------  --------------------------
Date of           Grantor                        Grantee                         Original Principal   Outstanding at
Agreement                                                                        Balance              June 28, 1998
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
7/1/95            Magnum Hunter Resources,       American Founders               $300,000.00          $101,440.25
                  Inc.
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
11/1/96           Magnum Hunter Resources,       American Founders               $750,000.00          $567,050.57
                  Inc.
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
Capital leases
----------------- ------------------------------ ------------------------------  -------------------  --------------------------
Rental obligation                                                              Annual lease payments
------------------------------------------------ ---------------------------------------------------  --------------------------
Office and office machine rentals                                                           $265,896
-----------------------------------------------  ---------------------------------------------------  --------------------------
Truck rentals - estimate                                                                    $187,000
-----------------------------------------------  ---------------------------------------------------  --------------------------
Compressors - CSI, Ouachita & others                                                      $1,300,000
------------------------------------------------ ---------------------------------------------------  --------------------------

                                  SCHEDULE 8.14

                              List of Subsidiaries



                                                                Percentage of
 Name of                             Jurisdiction of          Voting Stock owned
 Subsidiary                          Incorporation              by the Borrower
Gruy Petroleum Management Co.           Texas                         100%
Magnum Hunter Production, Inc.          Texas                         100%
Hunter Gas Gathering, Inc.              Texas                         100%
ConMag Energy Corporation               Texas                         100%
Rampart Petroleum, Inc.                 Texas                         100%
Hunter Butcher International            Wyoming                        51%
Limited Liability Company *

======================================= ======================================
*        An Unrestricted Subsidiary.

                                  SCHEDULE 8.20

                              Environmental Matters

                                  SCHEDULE 10.2

                                 Existing Liens



1. That certain Conveyance of Production Payment from Hunter Resources, Inc., a Pennsylvania corporation ("Grantor") to American Founders Life Insurance Company, a Texas corporation ("Grantee") effective July 1,
         1995, in the original amount of Three Hundred Thousand Dollars ($300,000) payable out of 50% of the net revenue interest owned by Grantor in and under the oil, gas and mineral leases and the lands covered thereby as described in Exhibit A thereto.

2. That certain Conveyance of Production Payment from Magnum Petroleum, Inc., a Nevada corporation ("Grantor") to American Founders Life Insurance Company, a Texas corporation ("Grantee") effective November 1, 1996, in the original amount of Seven Hundred Fifty Thousand Dollars ($750,000) payable out of 50% of the net revenue interest owned by Grantor in and under the oil, gas and mineral leases and the lands covered thereby as described in Exhibit A thereto.

3. That certain lien in favor of Wells Fargo Bank, N.A. on that certain 1996 GMC Suburban.

******************************************************************************





                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                      among





                             BANKERS TRUST COMPANY,
                   AS ADMINISTRATIVE AGENT AND AS ISSUING BANK


                                   CIBC INC.,
                              AS SYNDICATION AGENT,


                                    PARIBAS,
                 AS DOCUMENTATION AGENT AND AS COLLATERAL AGENT,


                       THE SEVERAL FINANCIAL INSTITUTIONS
                         FROM TIME TO TIME PARTY HERETO


                                       and


                          MAGNUM HUNTER RESOURCES, INC.


                            Dated as of June 1, 1998





******************************************************************************

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I

 Definitions...................................................................2
        Section 1.1         Definitions........................................2
        Section 1.2         Other Definitional Provisions.....................19

ARTICLE II

         Loans................................................................20
         Section 2.1         Commitments......................................20
         Section 2.2         Notes............................................20
         Section 2.3         Repayment of Loans...............................20
         Section 2.4         Interest.........................................20
         Section 2.5         Use of Proceeds..................................21
         Section 2.6         Commitment Fee...................................21
         Section 2.7         Reduction or Termination of Commitments..........21
         Section 2.8         Borrowing Base...................................22

ARTICLE III

         Letters of Credit....................................................23
         Section 3.1         Letters of Credit................................23
         Section 3.2         Participation by Banks...........................23
         Section 3.3         Procedure for Issuing Letters of Credit..........24
         Section 3.4         Reimbursements; Payments Constitute Loans........24
         Section 3.5         Letter of Credit Fees............................25
         Section 3.6         Obligations Absolute.............................25
         Section 3.7         Limitation of Liability..........................26
         Section 3.8         Letter of Credit Documents.......................26
         Section 3.9         Replacement of the Issuing Bank..................26

ARTICLE IV

         Borrowing Procedure; Payments........................................27
         Section 4.1         Borrowing Procedure..............................27
         Section 4.2         Conversions and Continuations....................27
         Section 4.3         Method of Payment................................28
         Section 4.4         Voluntary Prepayment.............................28
         Section 4.5         Mandatory Prepayment or ddition of Collateral....29
         Section 4.6         Borrower's Option to Increase Collateral.........30
         Section 4.7         Pro Rata Treatment...............................30
         Section 4.8         Non-Receipt of Funds by the Administrative Agent.31
         Section 4.9         Withholding Tax Exemption........................31
         Section 4.10        Computation of Interest..........................32

ARTICLE V

         Yield Protection and Illegality......................................32
         Section 5.1         Additional Costs.................................32
         Section 5.2         Limitation on Types of Loans.....................33
         Section 5.3         Illegality.......................................34

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page

         Section 5.4         Treatment of Eurodollar Loans....................34
         Section 5.5         Compensation.....................................35
         Section 5.6         Capital Adequacy.................................35
         Section 5.7         Additional Costs in Respect of Letters of Credit.36
         Section 5.8         Replacement of Bank on Account of Taxes,
                             Increased Costs, Eurodollar Lending
                             Unlawful, Reserve Requirements, Certain
                             Dissents, Etc....................................36

ARTICLE VI

         Security.............................................................37
         Section 6.1         Collateral.......................................37
         Section 6.2         Security Documents...............................38
         Section 6.3         Evidence of Title; Legal Opinions................38
         Section 6.4         Subsidiary Guaranty Agreement....................39
         Section 6.5         Setoff...........................................39

ARTICLE VII

         Conditions Precedent.................................................39
         Section 7.1         Initial Loans....................................39
         Section 7.2         All Loans........................................40
         Section 7.3         Additional Conditions............................41

ARTICLE VIII

         Representations and Warranties.......................................42
         Section 8.1         Corporate Existence..............................42
         Section 8.2         Financial Statements.............................43
         Section 8.3         Corporate Action; No Breach......................43
         Section 8.4         Operation of Business............................43
         Section 8.5         Litigation and Judgments.........................43
         Section 8.6         Rights in Properties; Liens......................44
         Section 8.7         Enforceability...................................44
         Section 8.8         Approvals........................................44
         Section 8.9         Debt.............................................44
         Section 8.10        Taxes............................................44
         Section 8.11        Use of Proceeds; Margin Securities...............44
         Section 8.12        ERISA............................................44
         Section 8.13        Disclosure.......................................45
         Section 8.14        Subsidiaries.....................................45
         Section 8.15        Agreements.......................................45
         Section 8.16        Compliance with Laws.............................45
         Section 8.17        Inventory........................................46
         Section 8.18        Investment Company Act...........................46
         Section 8.19        Public Utility Holding Company Act...............46
         Section 8.20        Environmental Matters............................46
         Section 8.21        Y2K Matters......................................47

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
ARTICLE IX

         Positive Covenants...................................................48
         Section 9.1         Reporting Requirements...........................48
         Section 9.2         Maintenance of Existence; Conduct of Business....50
         Section 9.3         Maintenance of Properties........................51
         Section 9.4         Taxes and Claims.................................51
         Section 9.5         Insurance........................................51
         Section 9.6         Inspection Rights................................51
         Section 9.7         Keeping Books and Records........................51
         Section 9.8         Compliance with Laws.............................52
         Section 9.9         Compliance with Agreements.......................52
         Section 9.10        Further Assurances...............................52
         Section 9.11        ERISA............................................52
         Section 9.12        Subsidiary Security Agreement; Subsidiary
                             Guaranty.........................................52
         Section 9.13        Collateral Maintenance; Additional Mortgages.....52

ARTICLE X

         Negative Covenants...................................................53
         Section 10.1        Debt.............................................53
         Section 10.2        Limitation on Liens..............................54
         Section 10.3        Mergers, Etc.....................................55
         Section 10.4        Restricted Payments..............................56
         Section 10.5        Investments......................................56
         Section 10.6        Limitation on Issuance of Subsidiaries'
                             Capital Stock....................................57
         Section 10.7        Transactions With Affiliates.....................57
         Section 10.8        Disposition of Assets............................57
         Section 10.9        Sale and Leaseback...............................58
         Section 10.10       Prepayment of Debt...............................58
         Section 10.11       Nature of Business...............................58
         Section 10.12       Environmental Protection.........................58
         Section 10.13       Accounting.......................................58

ARTICLE XI

         Financial Covenants..................................................59
         Section 11.1        Consolidated Interest Coverage Ratio.............59
         Section 11.2        Current Ratio....................................59
         Section 11.3      Debt to Capitalization Ratio.......................59


ARTICLE XII

         Default..............................................................59
         Section 12.1        Events of Default................................59
         Section 12.2        Remedies.........................................61
         Section 12.3        Letters of Credit................................62
         Section 12.4        Performance by the Administrative Agent..........62

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
ARTICLE XIII

         Agency Provisions....................................................63
         Section 13.1        Appointment and Powers of the
                             Administrative Agent.............................63
         Section 13.2        Appointment and Powers of the Collateral Agent...64
         Section 13.3        Immunity.........................................64
         Section 13.4        Rights of Each Agent as a Bank...................65
         Section 13.5        Sharing of Payments, Etc.........................65
         Section 13.6        INDEMNIFICATION..................................66
         Section 13.7        Independent Credit Decisions.....................67
         Section 13.8        Several Commitments..............................67
         Section 13.9        Successor Agent..................................67

ARTICLE XIV

         Miscellaneous........................................................68
         Section 14.1        Expenses.........................................68
         Section 14.2        INDEMNIFICATION..................................68
         Section 14.3        LIMITATION OF LIABILITY..........................69
         Section 14.4        No Duty..........................................70
         Section 14.5        No Fiduciary Relationship........................70
         Section 14.6        No Waiver; Cumulative Remedies...................70
         Section 14.7        Successors and Assigns...........................70
         Section 14.8        Survival.........................................73
         Section 14.9        Amendments, Etc..................................73
         Section 14.10       Maximum Interest Rate............................74
         Section 14.11       Notices..........................................74
         Section 14.12       GOVERNING LAW; VENUE; SERVICE OF PROCESS.........74
         Section 14.13       Counterparts.....................................75
         Section 14.14       Severability.....................................75
         Section 14.15       Headings.........................................75
         Section 14.16       Construction.....................................75
         Section 14.17       Independence of Covenants........................75
         Section 14.18       Treatment of Certain Information;Confidentiality.75
         Section 14.19       WAIVER OF JURY TRIAL.............................76
         Section 14.20       NO ORAL AGREEMENTS...............................76